Exhibit B-2
                               AMENDMENT NO. 1 TO
                     MESC COGENERATION DEVELOPMENT AGREEMENT

          This Amendment No. 1 to MESC Cogeneration Development Agreement (the "Amendment") is made and entered into as of the 11th day of August, 2000 by and among Southern Energy Resources, Inc., a Delaware corporation ("SERI"), Southern Energy, Inc., a Delaware corporation ("SEI"), Mobile Energy Services Company, L.L.C., an Alabama limited liability company ("MESC"), and Mobile Energy Services Holdings, Inc., an Alabama corporation
("MESH").

                                 R E C I T A L S

         WHEREAS, the parties hereto are Parties to the MESC Cogeneration Development Agreement, dated as of February 9, 2000 (the "Development Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Development Agreement);

         WHEREAS, the parties hereto have been performing under the Development Agreement; and

         WHEREAS, the Parties desire to amend the terms of the Development Agreement as provided herein.

         NOW, THEREFORE, FOR AND IN CONSIDERATION OF THE MUTUAL COVENANTS AND AGREEMENTS CONTAINED HEREIN, AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED BY THE PARTIES HERETO, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

1. Effective Date. This Amendment shall be effective on the first date (the "Amendment Effective Date") that (i) the Bankruptcy Court has issued an order approving the terms hereof that is final and non-appealable, unless such condition is otherwise waived in writing by the parties hereto, (ii) the GE Turbine Consent Agreement (as hereinafter defined) has been executed and delivered by SEI and GE and the GE LTSA Consent Agreement (as hereinafter defined) has been executed and delivered by SEI and GEII (as hereinafter defined), unless such condition is otherwise waived in writing by the parties hereto, and (iii) the Releases of Southern Parties (as hereinafter defined) and the Releases of MESC/Bondholder Parties (as hereinafter defined) have been delivered; provided, however, that this Amendment shall be terminated and of no force and effect if the Amendment Effective Date does not occur on or before September 30, 2000, which date may be extended by the mutual written agreement of the Parties. Except where this Amendment expressly provides for a change made by this Amendment to a right or obligation of a Party under the Development Agreement to be applied to such right or obligation as of a date prior to the Amendment Effective Date, all changes made by this Amendment to the terms of the Development Agreement shall be effective as of the Amendment Effective Date. Notwithstanding this Section 1 or any other provision of this Amendment or the Development Agreement, SEI and SERI agree that from the date of this Amendment and until the earlier of (i) the Amendment Effective Date, (ii) the entry of a ruling by the Bankruptcy Court finding that the Amendment should not be approved, or (ii) September 30, 2000, they will not exercise any right they may have under the Development Agreement to (a) terminate the Development Agreement or (b) collect payment of the Equity Option Fee.

2. Definitions Restated. The following capitalized terms are defined, or if used in the Development Agreement are hereby redefined, to have the meanings set forth below:

         "Affiliate" means, as to any Person (other than an individual), any other Person (other than an individual) that, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such Person; provided that if, after the Amendment Effective Date, Southern should no longer Control SEI and its subsidiaries, then for purposes of the Development Agreement the Affiliates of SEI and SERI shall continue thereafter to include Southern and its subsidiaries and the Affiliates of Southern shall include SEI and its subsidiaries.

         "Bondholders" means all current holders of the Bonds.

         "Bonds" means collectively the Taxable Bonds and the Tax Exempt Bonds.

         "Cogen Project Financing" means financing provided by one or more banks or other financial institutions to MESH, MESC or the Cogen Subsidiary or to a third party, if such third party owns or will own all or any substantial part of the Cogen Facility, to fund all or a substantial portion of the costs of development, construction and installation of the Cogen Facility; provided that Cogen Project Financing does not include the Bonds, any restructured debt obligations of MESC or MESH issued under a Plan of Reorganization for MESH or MESC, or any refinancing or restructuring of the Bonds or such restructured debt obligations.

         "Cogen Subsidiary" means an entity formed in accordance with Section
2.13 to develop the Cogen Project and/or to own the Cogen Facility.

         "Confirmation Order" means, with respect to MESC, an order of the Bankruptcy Court approving a Plan of Reorganization for MESC, which order has become effective, and, with respect to MESH, an order of the Bankruptcy Court approving a Plan of Reorganization for MESH, which order has become effective.

         "Contract Price" has the meaning given to it in the GE Cogen Turbine Contract.

         "GEII" means General Electric International, Inc.

         "GE Cogen LTSA" means the Long Term Service Agreement for Combined Cycle Generating Unit at MESC Electric Generating Plant entered into between SEI and GEII effective as of March 26, 1999.

         "GE Cogen Turbine" means the GE7FA turbine being manufactured by GE for SEI and currently scheduled for delivery to SEI at Mobile, Alabama in June 2001.

         "GE Cogen Turbine Contract" means the Agreement for the Purchase and Sale of Equipment dated as of May 22, 2000, between SEI and GE for turbine "6A."

         "GE LTSA Consent Agreement" means a Consent Agreement to be entered into between SEI and GEII, subject to the negotiation of mutually agreeable terms, that will set out the terms and conditions under which the Cogen LTSA may be assigned by SEI to MESC.

         "GE Turbine Consent Agreement" means a Consent Agreement to be entered into between SEI and GE, subject to the negotiation of mutually agreeable terms, that will set out the terms and conditions under which the GE Cogen Turbine Contract may be assigned by SEI to MESC.

         "MESC O&M Agreement" means the Facility Operations and Maintenance Agreement dated December 12, 1994, as amended, between SERI and MESC.

         "Plan Confirmation Date" means the date the Confirmation Order for MESC becomes effective.

         "Security Agreements" means mortgages, other security agreements, collateral assignment of project documents and related consents, and other similar agreements and consents, in form and substance reasonably satisfactory to Southern, SEI and SERI, executed by MESC, the Cogen Subsidiary and any assignee of MESC or the Cogen Subsidiary pursuant to Section 4.6, as the case may be, granting the Security Interests to Southern, SERI, SEI and, if appropriate, SERI's Affiliates. Each of Southern, SEI and SERI hereby agree that Security Agreements containing substantially the same terms, conditions and provisions, modified as appropriate to reflect changes since 1995 or to reflect the transactions contemplated by this Agreement, as the mortgages, other security agreements and similar agreements and consents delivered to the Collateral Agent as security for the Senior Debt (but conveying Security Interests which are senior in priority to the liens and security interests held by the Collateral Agent) shall be reasonably satisfactory to them.

         "Security Interests" shall mean a first priority lien (subject to liens permitted under the Security Agreements, if any) on and security interest in (i) with respect to MESC and the Cogen Subsidairy, all real and personal property (including any leasehold and easement interest in real property) of MESC and the Cogen Subsidiary, and (ii) with respect to an assignee of MESC or the Cogen Subsidiary pursuant to Section 4.6, the GE Cogen Turbine, the GE Cogen Turbine Contract, the GE Cogen LTSA, and the Cogen Facility or any alternative facility in which the GE Cogen Turbine will be used, and, in each case, except as otherwise contemplated by Section 6.1(a) of the Development Agreement, as amended, senior to all other liens and security interests on such assets securing obligations of MESC, the Cogen Subsidiary or an assignee of MESC or the Cogen Subsidiary pursuant to Section 4.6, including any Senior Debt. The Security Interests shall be authorized, granted and effectuated pursuant to (a) during the period beginning on the date hereof and ending immediately prior to the Confirmation Order for MESC becoming effective, an order of the Bankruptcy Court approving such first priority lien and security interest, and (b) during the period beginning immediately prior to the Confirmation Order for MESC becoming effective and thereafter, the Security Agreements and the Senior Debt Intercreditor and Subordination Agreements.

         "Senior Debt Intercreditor and Subordination Agreements" mean intercreditor and subordination agreements and other similar agreements and consents, in form and substance reasonably satisfactory to Southern, SEI and SERI, executed by MESC, the Collateral Agent, the Taxable Bond Indenture Trustee, the Tax-Exempt Bond Indenture Trustee and all other necessary parties to effectuate the subordination of MESC's obligations (and the obligations of the Cogen Subsidiary, if created, and of any assignee of MESC or the Cogen Subsidiary pursuant to Section 4.6) to the holders of the Senior Debt (and their respective successors and assigns) and the subordination of the liens and security interests held by such parties to the obligations described in, and Security Interests granted to, Southern, SEI and SERI pursuant to this Agreement. Such debt subordination shall provide that the Senior Debt shall be subordinate to the prior payment in full of all obligations of MESC (and the obligations of the Cogen Subsidiary, if created, and of any assignee of MESC or the Cogen Subsidiary pursuant to Section 4.6) now or hereafter existing under this Agreement, including (i) the reimbursement of all Development Costs, (ii) the repayment of all Cogen Development Advances made to MESC by SERI or an Affiliate of SERI, (iii) the payment of the GE Turbine Costs payable hereunder and (iv) the indemnification obligations hereunder of MESC, the Cogen Subsidiary, or any assignee of MESC or the Cogen Subsidiary pursuant to Section 4.6.

3.       Termination of Development Services; Cooperation.
         ------------------------------------------------

         (a) Effective as of the Amendment Effective Date: (i) except for SERI's obligations under Section 2.3 and Section 2.5(b) of the Development Agreement as such obligations apply to the GE Cogen Turbine, SERI's obligations to perform Development Services set forth in Article II of the Development Agreement will terminate; provided that the provisions of clauses (a) and (b) of Section 2.12 of the Development Agreement shall not apply as a result of such termination; and (ii) SERI's authority to act as MESC's agent pursuant to Section 2.10 of the Development Agreement shall terminate and SERI shall assign to MESC any contracts, applications or other documents SERI has executed in its own name pursuant to Section 2.10 of the Development Agreement. SEI and SERI will prepare and provide to MESC prior to August 20, 2000, a list of all material contracts, applications and other documents that each of SERI, SEI, or any of their Affiliates, has entered into, as of July 31, 2000, related to the Cogen Project, in its own name or in the name of MESC, and, upon agreement by MESC to the contents of such list, such list shall be attached to this Amendment as Schedule
1. The list will identify which contracts will be assigned to MESC or MESH or terminated.

         (b) MESC agrees that if it determines to proceed with the development of all or any part of the Cogen Project or any similar project, SERI will not be obligated under the Development Agreement to provide MESC any services required in the development of the Cogen Project or any other project; provided that, from the date of this Agreement through entry of the Confirmation Order for MESC, SERI will continue to provide reasonable cooperation and assistance to MESC in the development of the Cogen Project and in the restructuring of MESC and MESH; which obligation to provide reasonable cooperation and assistance is not intended to impose on SERI the obligations previously imposed on SERI by
Section 2.9 of the Development Agreement, which obligations are terminated by the first sentence of Section 3(a) of the Amendment. From the date of this Amendment through September 30, 2000, SERI will make its personnel available to assist MESC with these services and to transition to a new manager for MESH and MESC. MESC hereby agrees to (i) reimburse SERI for any reasonable costs and expenses incurred by it (including personnel costs, allocated overheads calculated at a multiple of ten percent (10%) of direct personnel costs, and travel expenses), provided that such reimbursement shall occur on the earlier of
(x) the Plan Confirmation Date or (y) July 31, 2001, (ii) indemnify SERI for any liability incurred by it (not due to the gross negligence or willful misconduct of SERI) and (iii) waive any claims against SERI, in each case to the extent arising out of or related to the provision of such assistance and cooperation.

         (c) Notwithstanding any other provision of this Section 3 of the Amendment, from the date of this Amendment, SERI will continue to arrange for the letters of credit to be provided to the contractor providing the heat recovery steam generator (the "HRSG"), which is part of the Cogen Facility, under the terms of the Letter of Credit Procurement Agreement, executed as of March 15, 2000 (the "LC Procurement Agreement"), which requires MESC to provide cash collateral to SERI to support MESC's obligation to reimburse SERI with respect to all amounts drawn under the letters of credit or costs incurred by SERI with respect to such letters of credit. MESC will use commercially reasonable efforts to arrange for substitute letters of credit to be provided directly by it to the contractor for the HRSG, including obtaining any Bankruptcy Court approvals required by the financial institution issuing the letters of credit, and the termination of the letters of credit provided by SERI. In any event, no later than the earlier of (i) July 31, 2001, or (ii) the sixtieth (60th) day after the Plan Confirmation Date, MESC will obtain the termination of any letters of credit or other credit support that SERI has provided to secure MESC's obligations to the HRSG contractor. Upon the termination of all letters of credit provided by SERI under the LC Procurement Agreement, the funds deposited by MESC with SERI to cover any reimbursement obligations of SERI to the issuer of the letters of credit shall be returned to MESC, except to the extent such letters of credit have been drawn upon by the HRSG contractor, SERI has had to make payments to the issuer of such letters of credit under the terms of the relevant issuance agreement, or SERI has incurred other costs to which it is entitled to reimbursement under the LC Procurement Agreement.

4. Deletion and Substitution of Section 2.13. Section 2.13 of the Development Agreement is hereby deleted in its entirety and the following is substituted therefor:

                           2.13 Formation of Cogen Subsidiary. If MESC and the
                  Lender Representative, with the approval of Southern and SERI (unless Southern, SEI and their Affiliates no longer own any interest in MESC and MESH), agree to the formation of a Cogen Subsidiary that will be owned in whole or in part by MESC or MESH, MESC may assign its rights under this Agreement to such Cogen Subsidiary and the Cogen Subsidiary shall assume MESC's obligations hereunder and shall secure its obligations hereunder as provided in Section 6.1. In such an event, (i) MESC shall not be released from any obligations hereunder,
                  (ii) MESC and the Cogen Subsidiary shall be jointly and severally liable for all obligations of MESC and the Cogen Subsidiary hereunder, and (iii) Southern, SEI and SERI shall continue to retain a security interest in the assets of MESC in accordance with Section 6.1.

5. Deletion of Section 2.15 of the Development Agreement.  Section
   2.15 of the  Development Agreement is hereby deleted in its entirety.

6. Termination of Funding Obligations; Deferral of Certain Payments. The SERI Funding Obligation shall terminate effective as of July 31, 2000. To the extent MESC is required to pay any amounts under the Development Agreement, the obligation by MESC to pay such amounts shall be suspended under the Development Agreement until the earlier of July 31, 2001, or the Plan Confirmation Date, at which time such amounts shall be due and payable with interest accrued at the Interest Rate from the date the amounts would have been due and payable without such suspension until actually paid by MESC; provided that this suspension of MESC's payment obligations shall not apply to amounts (i) ordinarily invoiced on a monthly basis under the MESC O&M Agreement, (ii) required to be paid to satisfy the MESC Transfer Obligations, (iii) owed by MESC under the LC Procurement Agreement, or (iv ) required to be paid earlier under the terms of this Amendment. SEI and SERI shall prepare and provide to MESC prior to August 20, 2000, a list which identifies (i) all unreimbursed Development Costs incurred through July 31, 2000, and (ii) all unpaid Cogen Development Advances by SERI or its Affiliates pursuant to Section 3.1(b) of the Development Agreement, in each case together with accrued but unpaid interest as of July 31, 2000, and sets forth a good faith estimate of all additional amounts and interest that will accrue through August 31, 2000. Upon agreement by MESC to the contents of such list, such list shall be attached to this Amendment as Schedule 2

7. Restatement of Paragraph (iii) of the Definition of "Senior Debt Intercreditor and Subordination Agreements". Paragraph (iii)
 of the definition of Senior Debt Intercreditor and Subordination Agreements is hereby restated to read as follows:

       (iii)  the payment of the GE Turbine Costs payable hereunder and

8.       Turbine Transfer.
         ----------------

         (a) Section 4.1 of the Development Agreement is hereby deleted in its entirety and the following is substituted therefor:

                           4.1 GE Cogen Turbine Contract. SEI is a party to the
                  GE Cogen Turbine Contract, pursuant to which GE is to manufacture and deliver to SEI in Mobile, Alabama, the GE Cogen Turbine. Upon execution and delivery of the GE Turbine Consent Agreement, the GE Cogen Turbine Contract will be assignable by SEI to MESC (or an assignee of MESC under Section 4.6) or the Cogen Subsidiary in accordance with the terms of the GE Turbine Consent Agreement; provided, however, that there can be no assurances that GE and SEI will be able to agree upon the terms of and will execute and deliver the GE Turbine Consent Agreement.

          (b) Section 4.2 of the Development Agreement is hereby deleted in its entirety and the following substituted therefor:

                           4.2 GE Long-Term Services Agreement. SEI is a party
                  to the GE Cogen LTSA, pursuant to which SEI may direct GE to perform long term services for the GE Cogen Turbine. Upon execution and delivery of the GE LTSA Consent Agreement, the GE Cogen LTSA will be assignable by SEI to MESC (or an assignee of MESC under Section 4.6) or the Cogen Subsidiary in accordance with the terms of the GE LTSA Consent Agreement; provided, however, that there can no assurances that GEII and SEI will be able to agree upon the terms of and will execute and deliver the GE LTSA Consent Agreement.

         (c) Section 4.3 of the Development Agreement is hereby deleted in its entirety. From and after the Amendment Effective Date, the Parties shall have the following responsibilities and obligations regarding the GE Cogen Turbine, the GE Cogen Turbine Contract and GE Cogen LTSA:

                  (1) Provided that (i) on or before December 31, 2000, MESC notifies SEI in writing that MESC (or an assignee of MESC under Section 4.6) or the Cogen Subsidiary desires to obtain the GE Cogen Turbine,
         (ii) MESC (or an assignee of MESC under Section 4.6) or the Cogen Subsidiary satisfies the MESC Transfer Obligations within two (2) business days of written notice from SEI to MESC that SEI has paid GE the Contract Price and (iii) SEI's assignment and delegation of its rights and obligations under the GE Cogen Turbine Contract and GE Cogen LTSA to MESC (or an assignee of MESC under Section 4.6) or the Cogen Subsidiary will not violate the terms of either the GE Turbine Consent Agreement or the GE LTSA Consent Agreement, then SEI hereby agrees to assign and delegate to MESC (or an assignee of MESC under Section 4.6) or the Cogen Subsidiary, as applicable, and MESC (or an assignee of MESC under Section 4.6) or the Cogen Subsidiary, as applicable, will assume, all of SEI's rights and obligations with respect to the GE Cogen Turbine, the GE Cogen Turbine Contract, and the GE Cogen LTSA effective upon the date on which MESC (or an assignee of MESC under Section 4.6) or the Cogen Subsidiary, as applicable, has satisfied the requirements of clauses (i), (ii) and (iii) of this Section 8(c)(1) of the Amendment (such date, the "Turbine Transfer Date"); provided that the Turbine Transfer Date shall not occur until after title to the GE Cogen Turbine has vested in SEI under the terms of the GE Cogen Turbine Contract and SEI has paid GE the Contract Price.

                  (2) SEI shall be responsible for and pay all GE Turbine Costs until the Turbine Transfer Date, at which time MESC (or an assignee of MESC under Section 4.6) or the Cogen Subsidiary, as applicable, shall reimburse SEI for all such GE Turbine Costs (including the Contract Price) incurred by SEI through the Turbine Transfer Date and shall assume the obligation to pay all GE Turbine Costs from and after the Turbine Transfer Date and MESC shall either (x) obtain from GE a release of SEI from all obligations of SEI to GE under the GE Cogen Turbine Contract, the GE Cogen LTSA, the GE Turbine Consent Agreement, and the GE LTSA Consent Agreement or (y) indemnify SEI from and against any and all costs, liability and expense arising from the GE Cogen Turbine, the GE Cogen Turbine Contract, the GE Cogen LTSA, the GE Turbine Consent Agreement, and the GE LTSA Consent Agreement and provide security for such indemnity as provided in Section 6.1.

                  (3) SEI shall retain title to the GE Cogen Turbine until all of SEI's rights with respect thereto are transferred to MESC (or an assignee of MESC under Section 4.6) or the Cogen Subsidiary, as applicable, on the Turbine Transfer Date.

                  (4) In the event of (i) prior to the satisfaction of the MESC Transfer Obligations, an Event of Default by MESC or MESH, (ii) the failure of MESC to deliver to SEI the notice specified in clause (i) of
         Section 8(c)(1) on or before December 31, 2000, (iii) the failure of MESC to satisfy the MESC Transfer Obligations within two (2) business days of the delivery to MESC by SEI of written notice that SEI has paid the Contract Price to GE, or (iv) a waiver by MESC of its rights to the GE Cogen Turbine, the GE Cogen Turbine Contract, and the GE Cogen LTSA under Section 26 of this Amendment, any and all rights of MESC (or an assignee of MESC under Section 4.6) or the Cogen Subsidiary with respect to the GE Cogen Turbine, the GE Cogen Turbine Contract and the GE Cogen LTSA shall terminate, and MESC shall not have any responsibility for any GE Turbine Costs.

                  (5) MESC may assign its rights under this Amendment to the GE Cogen Turbine, the GE Cogen Turbine Contract, and the GE Cogen LTSA, and MESC (or an assignee of MESC under Section 4.6) or the Cogen Subsidiary may assign its rights under the GE Cogen Turbine Contract and the GE Cogen LTSA, only in accordance with Section 4.6 of the Development Agreement and only where such assignment is consistent with the terms of the GE Turbine Consent Agreement and the GE LTSA Consent Agreement.

                  (6) Prior to a termination of MESC's rights with respect to the GE Cogen Turbine, the GE Cogen Turbine Contract and the GE Cogen LTSA under this Section 8(c) of the Amendment, SEI shall not amend the GE Cogen Turbine Contract, the GE Cogen LTSA, the GE Turbine Consent Agreement or the GE LTSA Consent Agreement, or waive any of the provisions thereof, without the written consent of MESC. Subsequent to any transfer or assignment of the GE Cogen Turbine, the GE Cogen Turbine Contract and the GE Cogen LTSA to MESC (or an assignee of MESC under Section 4.6) or the Cogen Subsidiary, the GE Cogen Turbine Contract, the GE Cogen LTSA, the GE Turbine Consent Agreement and the GE LTSA Consent Agreement may not be amended in any way adverse to SEI and the term of any of such agreements may not be extended, in each case without the written consent of SEI so long as SEI has any remaining obligations to GE under the GE Cogen Turbine Contract, the GE Cogen LTSA, the GE Turbine Consent Agreement or the GE LTSA Consent Agreement.

                  (7) Prior to August 20, 2000, SEI shall prepare and provide to MESC a list of all GE Turbine Costs accrued as of July 31, 2000, along with a good faith estimate of all GE Turbine Costs expected to be accrued through December 31, 2000, which estimate will not be binding. Upon agreement by MESC to such list and good faith estimate, they shall be attached to this Amendment as Schedule 3.

9.       Deletion of Sections 4.4 and 4.5 of the  Development  Agreement.
         Each of Section 4.4 and Section 4.5 of the Development Agreement is hereby deleted in its entirety.

10. Deletion and Substitution of Section 4.6. Section 4.6 of the Development Agreement is hereby deleted in its entirety and the following is substituted therefor:

                           4.6 Transfer of GE Cogen Turbine Prohibited. Except
                  as part of a (i) sale of all of MESC's or the Cogen Subsidiary's assets, (ii) sale to a third party, or (iii) collateral assignment or transfer to a secured lender of MESC or the Cogen Subsidiary pursuant to the terms of the relevant security documents, neither MESC nor the Cogen Subsidiary may assign, sell, or otherwise transfer the GE Cogen Turbine, the GE Cogen Turbine Contract or the GE Cogen LTSA; provided that any such sale, transfer or assignment of the GE Cogen Turbine, the GE Cogen Turbine Contract or the GE Cogen LTSA must comply with and shall be subject to the terms of the GE Turbine Consent Agreement, the GE LTSA Consent Agreement, the GE Cogen Turbine Contract and the GE Cogen LTSA; and provided further, that in the case of a sale under clause (i) or (ii) prior to the installation of the GE Cogen Turbine at the Site (as defined in the Master Operating Agreement), the purchaser of MESC's or the Cogen Subsidiary's assets or of the turbine, as applicable, shall be prohibited from installing the GE Cogen Turbine at any location outside of the Site (as defined in the Master Operating Agreement) without SEI's written consent; provided, further, that if SEI does not give its consent to any such installation within ten business days of a request therefor, SEI shall purchase the GE Cogen Turbine for the amount of all GE Turbine Costs paid to GE through such date and shall assume the obligations of MESC, the Cogen Subsidiary or any assignee of MESC under this Section 4.6, as applicable, under the GE Cogen Turbine Contract and the GE Cogen LTSA, and indemnify them from any liability arising under such contracts. No assignment, sale or other transfer by MESC or the Cogen Subsidiary of the GE Cogen Turbine, the GE Cogen Turbine Contract or the GE Cogen LTSA shall in any way limit, modify, or otherwise affect the rights granted to or remedies of SEI and SERI hereunder or relieve MESC, the Cogen Subsidiary or any assignee of MESC or the Cogen Subsidiary under Section 4.6 of any of their obligations hereunder; provided that, if SEI has been reimbursed for all GE Turbine Costs incurred by SEI and GE has released SEI from all obligations of SEI to GE under the GE Cogen Turbine Contract, the GE Cogen LTSA, the GE Turbine Consent Agreement and the GE LTSA Consent Agreement, then any such assignment, sale or other transfer to a third party (other than the Cogen Subsidiary) shall be made free and clear of all liens, security interests or other encumbrances of SEI, SERI, Southern and any of their Affiliates; provided, further, that if SEI has not been reimbursed for all GE Turbine Costs incurred by SEI or GE has not released SEI from all obligations of SEI to GE under the GE Cogen Turbine Contract, the GE Cogen LTSA, the GE Turbine Consent Agreement and the GE LTSA Consent Agreement, then, in connection with such assignment, sale or transfer, the third party assignee shall provide SEI with a Security Interest in the GE Cogen Turbine, GE Cogen Turbine Contract, the GE Cogen Turbine LTSA, and the Cogen Facility or any alternative facility in which the GE Cogen Turbine will be used, as provided in Section 6.1. The prohibitions on transfer of the GE Cogen Turbine, the GE Cogen Turbine Contract or the GE Cogen LTSA imposed by this Section
                  4.6 shall survive the expiration or termination of this Agreement.

11. Deletion and Substitution of Section 5.1. Section 5.1 of the Development Agreement is hereby deleted in its entirety and the following is substituted therefor:

                    5.1 Invoice for Development Costs. SERI shall invoice MESC Monthly for all Development Costs payable by MESC in accordance with Section 3.1. Such invoice shall be paid by MESC within twenty (20) days after receipt.

12. Deletion and Substitution of Section 5.2. Section 5.2 of the Development Agreement is hereby deleted in its entirety and the following is substituted therefor:

                    5.2 Deferred Costs. SERI shall provide MESC on a monthly basis a statement of the outstanding amount of the Development Costs accrued but not paid by MESC and of the GE Turbine Costs accrued.

13.  Deletion and  Substitution  of Section 5.3.  Section 5.3 of the Development
     Agreement  is  hereby   deleted  in  its  entirety  and  the  following  is
     substituted therefor:

                           5.3 SEI Turbine Costs. Provided that all MESC
                  Transfer Obligations are satisfied on or before the Turbine Transfer Date and SEI's rights and obligations with respect to the GE Cogen Turbine, the GE Cogen Turbine Contract, and the GE Cogen LTSA are assigned to MESC (or an assignee of MESC under Section 4.6) or the Cogen Subsidiary, MESC shall reimburse SEI for all SEI Turbine Costs (including the Contract Price) on or before the Turbine Transfer Date.

14.  Deletion of Section 5.4;  Termination  of  Obligation  to Pay Equity Option
     Fee. Section 5.4 of the Development Agreement is hereby deleted in its entirety, and MESC's obligation to pay SEI the Equity Option Fee is hereby terminated.

15. Deletion and Substitution of Section 6.1(a). Section 6.1(a) of the Development Agreement is hereby deleted in its entirety and the following is substituted therefor:

                                    As security for timely performance of all
                  obligations of MESC and the Cogen Subsidiary to SEI, SERI and Southern (and, if appropriate, SERI's other Affiliates) under this Agreement or any agreement entered into, or any indemnity delivered, pursuant to the terms of this Agreement, including
                  (i) the reimbursement of all Development Costs, (ii) the repayment of all Cogen Development Advances made to MESC by SERI or an Affiliate of SERI, (iii) the payment of the GE Turbine Costs payable hereunder, (iv) the payment of any other amounts owed to SEI or SERI hereunder, (v) the payment of any amounts owed to SERI under the LC Procurement Agreement and
                  (vi) MESC's or the Cogen Subsidiary's indemnification obligations hereunder, SEI, SERI and Southern shall be granted the Security Interests. SERI and SEI shall (and SEI shall cause Southern or any of SERI's other Affiliates, as applicable, to) subordinate their respective Security Interests to any security interest and/or lien securing the Cogen Project Financing by entering into a subordination agreement (the "Cogen Lender Consent") in form and substance reasonably satisfactory to Southern, SERI, SEI, MESC, the Lender Representative and the applicable lender or lenders providing the Cogen Project Financing; provided that the aggregate amount of any Cogen Project Financing to which such Security Interests are subordinated shall not exceed seventy nine million two hundred thousand dollars ($79,200,000). If SEI has been reimbursed for all GE Turbine Costs incurred by SEI and GE has released SEI from all obligations of SEI to GE under the GE Cogen Turbine Contract, the GE Cogen LTSA, the GE Turbine Consent Agreement and the GE LTSA Consent Agreement, then any assignment, sale or other transfer of the GE Cogen Turbine, the GE Cogen Turbine Contract or the GE Cogen LTSA to a third party (other than the Cogen Subsidiary) permitted by the terms of the Development Agreement, as amended hereby, shall be made free and clear of all liens, security interests or other encumbrances of SEI, SERI, Southern and any of their Affiliates. If SEI has not been reimbursed for all GE Turbine Costs incurred by SEI or GE has not released SEI from all obligations of SEI to GE under the GE Cogen Turbine Contract, the GE Cogen LTSA, the GE Turbine Consent Agreement and the GE LTSA Consent Agreement, then any assignment, sale or other transfer of the GE Cogen Turbine, the GE Cogen Turbine Contract or the GE Cogen LTSA to a third party (other than the Cogen Subsidiary) permitted by the terms of the Development Agreement, as amended hereby, shall be made subject to such third party granting to SEI a Security Interest in the GE Cogen Turbine, the GE Cogen Turbine Contract, the GE Cogen LTSA and the Cogen Facility or any other facility in which the GE Cogen Turbine is to be used in connection with such assignment, sale or transfer. With respect to MESC's or the Cogen Subsidiary's indemnity obligations under Article XVI hereof, the Security Interests shall secure only those indemnification claims asserted within two (2) years after the termination of Development Services. With respect to all other indemnities of MESC or the Cogen Subsidiary (or, in the event of an assignment under Section 4.6, the third party assignee) in favor of SERI, SEI, and Southern, as applicable, which are secured by the Security Interests, such indemnities shall continue to be secured by the Security Interests until such time as the underlying obligations are satisfied, or alternatively, until such time as SERI, SEI or Southern, as applicable, receives a release reasonably acceptable to it of all liability to which the applicable indemnity would apply. The provisions of this Section 6.1(a) shall survive the expiration or termination of this Agreement.

16. Deletion and Substitution of Article VII. Article VII of the Development Agreement is hereby deleted in its entirety and the following is substituted therefor:

                                   ARTICLE VII

                    MESC OBLIGATIONS AND TRANSFER CONDITIONS

                                    7.1 Conditions to Transfer. As a condition
                  to SEI's obligation to transfer the GE Cogen Turbine, the GE Cogen Turbine Contract and GE Cogen LTSA to MESC on the Turbine Transfer Date or any time prior thereto, MESC shall satisfy the MESC Transfer Obligations.

                                  7.2  MESC  Transfer Obligations.  As used
                  herein,  the "MESC Transfer Obligations" are:

                           (a) MESC (or an assignee of MESC under Section 4.6)
                  or the Cogen Subsidiary shall reimburse SEI for all GE Turbine Costs (including the Contract Price) paid or incurred by SEI through the date on which the transfer is to be made, together with accrued but unpaid interest.

                           (b) All of SEI's contractual rights and obligations
                  under the GE Cogen Turbine Contract and the GE Cogen LTSA shall be assigned to or assumed by MESC (or an assignee of MESC under Section 4.6) or the Cogen Subsidiary, and MESC shall either (x) obtain from GE a release of SEI from all obligations to GE under the GE Cogen Turbine Contract, the GE Cogen LTSA, the GE Turbine Consent Agreement, and the GE LTSA Consent Agreement or (y) indemnify SEI from and against any and all costs, liability and expense arising from the GE Cogen Turbine Contract, the GE Cogen LTSA, the GE Turbine Consent Agreement, and the GE LTSA Consent Agreement and provide security for such indemnity as provided in Section 6.1.

                           (c) MESC (or an assignee of MESC under Section 4.6)
                  or the Cogen Subsidiary shall assume all of SERI's, and, where appropriate, all of SERI's Affiliates', contractual obligations under each contract with a third party to which SERI, or any of its Affiliates, is a party relating to the Cogen Project as set forth on Schedule 1, and MESC shall either (x) obtain from each such third party a release of SERI and its Affiliates from all obligations to such third party under such contract or (y) indemnify SERI and its Affiliates for all such contractual obligations and provide security for such indemnity as provided in Section 6.1. If MESC fails to comply with the foregoing with respect to any third-party contract, SERI or its Affiliate, as the case may be, may terminate such contract and MESC shall reimburse SERI or its Affiliate, as the case may be, for any cancellation costs (other than SEI Turbine Cancellation Costs) imposed as a result of such termination.

                           (d)      MESC shall have paid SEI the amount
                  specified in Section 26 of this Amendment.

17. Deletion of Article VIII and Article IX. Article VIII and Article IX of the Development Agreement are hereby deleted in their entirety. Southern, SEI and their Affiliates shall have no obligation to make any additional investment in MESC, MESH, the Cogen Project, or the Cogen Subsidiary or to fund in any way all or any part of the Cogen Project or the Cogen Facility. The Confirmation Orders for MESH and MESC shall result in a termination of any ownership interests held in MESH and MESC by Southern, SEI and their Affiliates (other than MESH) without replacement of such ownership interests by any new ownership interests; provided that if MESC cannot qualify (i) as an exempt wholesale generator ("EWG") under section 32 of the Public Utility Holding Company Act ("PUHCA"), or (ii) as a qualifying cogeneration facility ("QF") under sections 201 and 210 of the Public Utility Regulatory Policies Act of 1978 ("PURPA"), then Southern shall have the right but not the obligation to continue to own the voting securities of MESH upon such terms as it may agree to.

18. Deletion of Article X. Article X of the Development Agreement is hereby deleted in its entirety. Upon the Amendment Effective Date, the O&M Agreement will terminate.

19.      Additional Releases.
         -------------------

         (a) Within three (3) business days of the Bankruptcy Court issuing an order approving the terms of the Amendment, MESC shall deliver to the Southern Parties releases, substantially in the form attached hereto as Attachment A, by MESC, MESH, the Taxable Bond Indenture Trustee, the Tax Exempt Bond Trustee, the Collateral Agent for the Senior Debt, Franklin Advisors, Inc. and CS First Boston, in favor of the Southern Parties (such releases, the "Releases of Southern Parties"). The Releases of Southern Parties shall be effective upon the Amendment Effective Date.

         (b) Within three business days of the Bankruptcy Court issuing an order approving the terms of the Amendment, SERI shall deliver to MESC, MESH, the Taxable Bond Indenture Trustee, the Tax Exempt Bond Indenture Trustee, the Collateral Agent, Franklin Advisors, Inc. and CS First Boston (collectively, the "MESC/Bondholder Parties") a release, substantially in the form attached hereto as Attachment B, by the Southern Parties in favor of the MESC/Bondholder Parties (such release, the "Releases of MESC/Bondholder Parties"). The Releases of MESC/Bondholder Parties shall be effective upon the Amendment Effective Date. After the Releases of MESC/Bondholder Parties become effective, SEI and SERI hereby acknowledge and agree that they do not have and will not assert any claims against MESC or MESH in the bankruptcy proceeding (except claims arising out of or under the terms of the Development Agreement, as amended by this Amendment, the MESC O&M Agreement, or the LC Procurement Agreement).

         (c) The changes made to the terms of the Development Agreement by this Amendment do not affect the validity of the releases delivered to Southern, SERI and SEI under the terms of Article XI of the Development Agreement prior to its amendment by this Amendment. MESH and MESC acknowledge and agree that (i) SEI and SERI have satisfied their obligations under Section 4.3 and Section 4.5(b) of the Development Agreement as those sections were in effect prior to the Amendment Effective Date and (ii) the Releases are valid and enforceable according to their terms.

20.      Deletion and Substitution of Section 11.2.

         (a) Section 11.2 of the Development Agreement is hereby deleted in its entirety and the following substituted therefor:

11.2 Southern Parties' Representation and Warranty. Each of SEI and SERI hereby represents and warrants to MESC and MESH that, except as set forth on Exhibit I hereto, (i) none of the Southern Parties owes any amounts to MESC and/or MESH, and
                  (ii) there are no guaranties provided by any Southern Party to MESC and MESH.

         (b) Exhibit I to the Development Agreement is hereby deleted in its entirety and Exhibit I attached to this Amendment is substituted therefor.

21. Deletion and Substitution of Section 14.1(a). Section 14.1(a) of the Development Agreement is hereby deleted in its entirety and the following is substituted therefor:

                           (a) such Party shall fail to pay in full any amounts
                  owed hereunder when due and such failure continues for fifteen
                  (15) days after notice is received by the owing Party from the Party to whom the amount is owed that the amount is past due.

22.      Deletion and  Substitution of Section  14.1(d).  Clause (d) of
Section 14.1 of the Development Agreement is hereby deleted in its entirety and the following is substituted therefor:

                           (d) (i) with respect to MESC, MESH and Cogen
                  Subsidiary, if the Releases or the Releases of Southern Parties shall for any reason cease to be valid and enforceable or if MESC, MESH, Cogen Subsidiary or any holder of Senior Debt that has executed a Release or a Release of Southern Parties shall challenge the validity or enforceability of any of the Releases or of the Releases of Southern Parties, or
                  (ii) with respect to the Southern Parties, if the Releases of MESC/Bondholder Parties shall for any reason cease to be valid and enforceable or any Southern Party shall challenge the validity or enforceability of any of the Releases of MESC/Bondholder Parties; or

23.      Deletion and Substitution of Section  14.1(e). Clause (e) of  Section
14.1 of the Development Agreement is hereby deleted in its entirety and the following is substituted therefor:

                           (e) with respect to MESC, MESH and Cogen Subsidiary,
                  if a Security Interest shall cease to be valid and enforceable except in accordance with this Agreement, or if MESC, MESH, Cogen Subsidiary or any holder of Senior Debt that has executed a Release or a Release of Southern Parties shall challenge the validity or enforceability of the Security Interests for any reason other than that the Southern Parties are obligated to release such Security Interests under the terms of this Agreement.

24.      Termination of MESC O&M Agreement.

         (a) On the earlier of (i) July 31, 2001 or (ii) the Plan Confirmation Date, MESC shall pay SERI four hundred fifty six thousand three hundred seventy three dollars ($456,373) in full satisfaction of the amounts owed to SERI under the Operations and Maintenance Agreement dated as of December 12, 1994 (as amended, the "MESC O&M Agreement") through July 31, 2000, whether arising prior to or after the filing of MESC's bankruptcy petition. SERI shall prepare a list and attach the list to this Amendment as Schedule 4 prior to August 20, 2000, which list identifies all amounts owed by MESC to SERI as of July 31, 2000, under the MESC O&M Agreement (but excluding any amounts for employee severance or retention, which are addressed in Section 25 of this Amendment).

         (b) On or before March 31, 2001, MESC shall (i) terminate the MESC O&M Agreement, (ii) pay SERI all remaining amounts owed by MESC to SERI under that agreement (but excluding any amounts for employee severance or retention, which are addressed in Section 25 of this Amendment and any amounts to be paid under
Section 24(a) of this Amendment) and any amounts accrued but not yet due and payable, and (iii) either (1) obtain releases of SERI from any third-parties to contracts SERI has entered into as operator under the MESC O&M Agreement other than agreements related to SERI's employees providing services under the MESC O&M Agreement, or (2) indemnify SERI from all liability arising out of such third-party contracts. Upon termination of the MESC O&M Agreement, Southern, SEI, SERI, and their Affiliates other than MESC and MESH shall have no obligation to provide any personnel to MESC or MESH or to staff MESC or MESH in any way. Upon termination of the MESC O&M Agreement, Southern, SEI, SERI and their Affiliates (other than MESH or MESC) shall have no obligation to fund in any way the ongoing operations of MESH or MESC (except as provided in Section 3 of this Amendment).

         (c) SEI and SERI will defend, indemnify and hold MESC and MESH harmless from and against all claims, demands, losses, liabilities and expenses (including reasonable attorney's fees) of employees of SERI that arise out of obligations of SERI or MESC under SERI's existing or prior-existing pension plans for SERI's unionized employees. This indemnity obligation imposed upon SEI and SERI by this Section 24(c) of the Amendment applies only to claims, demands, losses, liabilities and expenses of employees of SERI that arise under such existing or prior existing pension plans for SERI's unionized employees and does not apply to any other claims, demands, losses, liabilities or expenses of employees of SERI asserted against MESC. The Parties do not intend this Section 24(c) of the Amendment to affect the charges imposed on MESC under the MESC O&M Agreement by SERI to recover the costs of benefits, including pension benefits, for the personnel who perform the services provided by SERI to MESC under the MESC O&M Agreement, nor does the indemnity provided by this Section 24(c) of the Amendment apply to such charges.

25.      MESC Retention and Severance Program.

         (a) On the earlier of (i) the Plan Confirmation Date or (ii) July 31, 2001, MESC will pay SERI an amount equal to one-half of the costs incurred through such date under the MESC Retention and Severance Program (as defined below) and after such date MESC shall continue to reimburse SERI for one half of any additional costs incurred under that program as such costs are incurred; provided, however, that the amount payable by MESC pursuant to this Section 25(a) of the Amendment shall not exceed in the aggregate two million dollars ($2,000,000). The "MESC Retention and Severance Program" means the retention and severance program to be developed and implemented by SERI for SERI's union and non-union employees providing services to MESC under the MESC O&M Agreement, the terms and conditions of which shall be determined by SERI in its sole discretion. Nevertheless, SERI agrees to keep MESC informed of the details of the development and implementation of the MESC Retention and Severance Program and to allow MESC to provide non-binding suggestions to SERI for SERI to consider prior to implementing the MESC Retention and Severance Program. SERI and MESC shall mutually develop a release to be executed by employees of SERI who receive payments under the MESC Retention and Severance Program, which release shall be attached to this Amendment as Schedule 5. SERI also agrees to provide MESC with access at reasonable times to, and the right to copy, records maintained by SERI in connection with the MESC Retention and Severance Program.

         (b) Once MESC has paid SERI an aggregate amount equal to $2 million to reimburse SERI for costs under the MESC Retention and Severance Program in accordance with Section 25(a) of this Amendment, SEI and SERI will thereafter defend, indemnify and hold MESC harmless from and against all further claims, demands, losses, liabilities and expenses (including reasonable attorney's fees) of employees of SERI that arise out of obligations of SERI or MESC under the MESC Retention and Severance Program.

26. Turbine Option Fee. On or before the earlier of (i) the Plan Confirmation Date, (ii) July 31, 2001, or (iii) the Turbine Transfer Date, MESC will pay SEI two million nine hundred thousand dollars ($2,900,000); provided, however, that if, on or before August 31, 2000, MESC provides written notice to SEI, consented to by the Lender Representative, that MESC waives all its rights to the GE Cogen Turbine, the GE Cogen Turbine Contract and the GE Cogen LTSA, then MESC's obligation to pay SEI under this Section 26 of the Amendment shall be reduced to one million four hundred fifty thousand dollars ($1,450,000); provided further that if, after August 31, 2000 but on or before September 30, 2000, MESC provides written notice to SEI, consented to by the Lender Representative, that MESC waives all its rights to the GE Cogen Turbine, the GE Cogen Turbine Contract or the GE Cogen LTSA, then MESC's obligation to pay SEI under this
Section 26 of the Amendment shall be reduced to two million dollars
($2,000,000).

27. Project Document Indemnity. On or before the Amendment Effective Date, MESC will either (i) deliver to SEI an indemnity in favor of Southern, in a form reasonably satisfactory to SEI, for any costs Southern incurs under (and provide security for such indemnity as provided in Section 6.1 of the Development Agreement, as amended by this Amendment), or (ii) deliver to SEI releases, in a form reasonably satisfactory to SEI, executed by KCTC and S.D. Warren Alabama, LLC terminating, and releasing Southern from, all obligations of Southern under, (A) the Mill Owner Maintenance Reserve Account Agreement (the "Mill Owner Maintenance Reserve Account Agreement") dated August 1, 1995, among MESC, Southern, KCTC (as successor to Scott Paper Company) and S. D. Warren Alabama, L.L.C. (as assignee of S. D. Warren Company), and (B) the Environmental Guaranty (the "Environmental Guaranty") dated December 12, 1994, made by Southern to KCTC (as successor to Scott Paper Company) and S. D. Warren Alabama, L.L.C. (as assignee of S. D. Warren Company). SEI agrees to prepare, negotiate with MESC, and attach to this Amendment as Schedule 6, prior to August 20, 2000, a form of the indemnity referred to in clause (i) of this Section 27 of this Amendment that is reasonably acceptable to it.

28.      Excess Loss Account.

         (a) On or before the Amendment Effective Date, MESC and MESH shall deliver to SEI an indemnity in favor of Southern, in a form reasonably satisfactory to SEI, indemnifying and holding Southern (and its Affiliates) harmless for any income taxes (including any penalties or interest determined to be due) that Southern (or its Affiliates) has to pay on any taxable income generated by MESH and MESC in any tax period (or portion thereof) after December 31, 1999 in which MESH or MESC is included in Southern's consolidated tax return in excess of the amount of Southern's excess loss account with respect to its investment in MESH at the beginning of the tax period in which such taxable income is recognized; provided that the amount of Southern's excess loss account at the beginning of the year 2000 shall be reduced by any payment made by Southern under Section 31 of this Amendment; provided further that if an obligation of Southern to pay income tax on the amount of its excess loss account with respect to its investment in MESH is triggered, then MESC and MESH will indemnify and hold Southern (and its Affiliates) harmless for any income taxes (including any penalties or interest determined to be due) Southern (or its Affiliates) has to pay on taxable income of MESH or MESC recognized on or after the triggering of such obligation except where Southern pays such income taxes, or is otherwise liable for such income taxes, pursuant to Section 28(b) of this Amendment. SEI agrees to prepare, negotiate with MESC, and attach to this Amendment as Schedule 7, prior to August 20, 2000, a form of the indemnity referred to in the immediately preceding sentence of this Section 28(a) of the Amendment that is reasonably acceptable to it. Also attached hereto as Schedule 8 is a good faith estimate by SEI of the amount of such excess loss account as of December 31, 1999, and a good faith projection of changes expected to occur in such amount through December 31, 2000, which estimate and projection will not be binding. The parties hereto acknowledge that (x) the estimates and projections set forth on Schedule 8 are subject to significant uncertainties and contingencies, many of which are beyond SEI's control, (y) no assurances can be given that the projections will be realized and (z) no representation or warranty is made as to the accuracy of the estimates and projections.

         (b) On or before the Amendment Effective Date, SEI shall cause Southern to deliver to MESC and MESH an indemnity in favor of MESC and MESH, in a form reasonably satisfactory to MESC and MESH, indemnifying and holding MESC and MESH harmless for any federal income taxes (including any penalties or interest determined to be due) that MESC or MESH has to pay on any taxable income recognized by MESH and MESC after the triggering of Southern's obligation to pay income tax on the amount of its excess loss account with respect to its investment in MESH where, and only where, such triggering occurs due to actions taken by the Southern Parties, or any of their Affiliates (other than MESH or MESC) and such actions (i) are not part of or do not result from this Amendment becoming effective or compliance with its terms, the implementation of a Plan of Reorganization for MESC or MESH, or a liquidation of MESC or MESH, (ii) are not otherwise approved by the Bankruptcy Court (unless such approval resulted from a motion or other petition filed by Southern, SEI, SERI, MESC or MESH, and was opposed by the Lender Representative), and (iii) are not consented to in writing by the Lender Representative; provided that this indemnity obligation shall not apply where such triggering of Southern's excess loss account with respect to its investment in MESH results from actions taken by MESH, MESC, the Bankruptcy Court, the Bondholders, the Collateral Agent, the Taxable Bond Indenture Trustee, or the Tax Exempt Bond Indenture Trustee; provided further that such indemnity shall apply only to federal income taxes (including any penalties or interest determined to be due) owed with respect to taxable income of MESC and MESH recognized after such triggering of Southern's excess loss account and prior to the earlier of (x) a deconsolidation of MESH and MESC from the Southern consolidated tax return as a result of the implementation of a Plan of Reorganization for or the liquidation of MESC or MESH or (y) July 31, 2001; and provided further that the aggregate liability of Southern to MESC and MESH under such indemnity shall be limited to an amount equal to the federal income tax applicable to the amount of Southern's excess loss account at the time it was triggered.

         (c) Any payments required to be made on the indemnities set forth in this Section 28 of the Amendment shall be made on an after-tax basis.

29. Tax Allocation Agreement. MESH shall reject the Tax Allocation Agreement in its bankruptcy proceeding with such rejection to be effective as of January 14, 1999. MESH hereby agrees to irrevocably waive any right to any amounts owed it under the Tax Allocation Agreement and release Southern, SEI, SERI and their Affiliates from any claims it may have under the Tax Allocation Agreement, in each case now or through the date the rejection of the Tax Allocation Agreement becomes effective. SEI and SERI hereby agree, and agree to cause their Affiliates, to irrevocably waive any right to any amount owed them under the Tax Allocation Agreement and release MESH and MESC from any claim any of them may have under the Tax Allocation Agreement, in each case now, or through the date the rejection of the Tax Allocation Agreement becomes effective. The Parties shall cooperate in seeking any approvals required under PUHCA to effectuate such waivers.

30. Tax Sharing Account. On or before the Amendment Effective Date, SEI will cause Southern to consent to an order of the Bankruptcy Court authorizing MESC to use the two million one hundred thousand dollars ($2,100,000) held by MESH in its tax sharing account to fund development of the Cogen Project.

31. Maintenance Plan Funding Subaccount. On the date the Releases of Southern Parties become effective, SEI shall cause Southern to pay to the Collateral Agent, and release any claims Southern may have to, the two million seven hundred thousand dollars ($2,700,000) that is subject to dispute under the Maintenance Plan Funding Subaccount Southern Guaranty Agreement; provided, however, that such payment shall be subject to the condition that Southern will simultaneously receive a release from the Collateral Agent of any further liability under the Maintenance Plan Funding Subaccount Southern Guaranty Agreement.

32. HRSG Redeployment. If MESC determines not to develop the Cogen Project or otherwise no longer needs the GE Cogen Turbine in connection with the Cogen Project, then, if requested to do so by MESC in writing on or before January 31, 2001 (which request shall include a description of MESC's cost for the HRSG equipment), SEI shall use commercially reasonable efforts to utilize the HRSG equipment on another project being developed by SEI or its Affiliates (other than Affiliates that are not subsidiaries of SEI); provided, however, that SEI shall have no obligation to utilize the HRSG equipment on another project being developed by SEI or its Affiliates (other than Affiliates that are not subsidiaries of SEI) unless such use is the lowest cost alternative available to SEI. In the event SEI determines that it is able to utilize any of the HRSG equipment, it shall give MESC written notice of the portion of the HRSG equipment it wishes to utilize and an estimate of the cost of reconfiguring such HRSG equipment for use at another location. If MESC continues to desire to have SEI utilize the HRSG, then MESC shall within ten (10) days of receiving such notice and estimate from SEI notify SEI in writing of the cost incurred by MESC for that portion of the HRSG equipment, together with supporting documentation. SEI shall notify MESC in writing within ten (10) days of its receipt of such notice from MESC whether SEI is willing to purchase the HRSG equipment at such cost. If SEI notifies MESC that it is willing to purchase the HRSG equipment, then within ten (10 days) of SEI's delivery of such notice (A) MESC shall transfer the HRSG equipment that SEI, or an Affiliate of SEI, is able to utilize to SEI, and (B) SEI shall pay MESC the cost of such HRSG equipment (as indicated by MESC) minus any reasonable costs expected to be incurred by SEI or its Affiliates in having the HRSG equipment reconfigured for use at the alternative location as estimated by SEI. MESC may, at its option, dispose of any HRSG equipment that has not been sold to SEI and retain the proceeds for its own account.

33. Transfers of MESC Assets. Except for transfers to be made under the Settlement Agreement or transfers to KCTC of facilities in MESC's existing South Power House, MESC shall not (i) sell, transfer, assign, dividend, distribute or otherwise dispose of its Number 8 Recovery Boiler or any of its other equipment or facilities having a book value or fair market value in excess of five hundred thousand dollars ($500,000) until after the date on which Southern's ownership interests in MESH (and indirectly in MESC) terminate without replacement of such ownership interests by any new ownership interests or (ii) enter into a binding agreement to sell, transfer, assign, dividend, distribute or otherwise dispose of any such equipment or facilities described in clause (i) that is not conditioned upon Southern's, SEI's and their Affiliates' ownership interests in MESH and MESC having been terminated without replacement by any other ownership interests in MESC or MESH before the date on which such sale, transfer, assignment, dividend, distribution or other disposition will occur.

34. No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party under the Development Agreement or constitute a waiver of any provision of the Development Agreement.


35. Indemnities. With respect to (i) all indemnities of MESC or the Cogen Subsidiary in favor of SERI, SEI, Southern and/or their Affiliates and (ii) all indemnities of Southern, SEI or SERI in favor of MESC and/or MESH set forth in this Amendment or in the Development Agreement, as amended by this Amendment, such indemnities shall survive the expiration or termination of the Development Agreement. In any provision of the Development Agreement or this Amendment where a Party has the option to provide an indemnity in the place of a release of liability, such Party shall have the right at any time to provide a release satisfactory to the receiving Party in the exercise of its reasonable discretion despite having previously provided an indemnity, and such indemnity shall terminate and have no force or effect upon delivery of such release.

36. Ratification of Development Agreement. The Development Agreement, as amended by this Amendment, shall remain in full force and effect and is hereby ratified and confirmed by the parties.

37. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, PROVIDED THAT ANY CONFLICT OF LAWS RULE OF THE STATE OF NEW YORK THAT WOULD REQUIRE REFERENCE TO THE LAWS OF ANY OTHER STATE SHALL BE DISREGARDED.

38. Entire Agreement. THE DEVELOPMENT AGREEMENT (INCLUDING THE EXHIBITS AND SCHEDULES THERETO), AS AMENDED BY THIS AMENDMENT, EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR PROPOSALS, AGREEMENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER.

39. Counterparts. This Amendment may be executed in two or more counterparts, any of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Amendment. Any signature page of any such counterpart, or any facsimile transmission thereof, may be attached or appended to any other counterpart to complete a fully executed counterpart of this Amendment, and any facsimile transmission of any signature of a party shall be deemed an original and shall bind such party.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date and year first above written.

SOUTHERN ENERGY RESOURCES, INC.



By:
Its:


SOUTHERN ENERGY, INC.



By:
Its:


MOBILE ENERGY SERVICES COMPANY, L.L.C.



By:
Its:


MOBILE ENERGY SERVICES HOLDING, INC.



By:
Its:

Agreed and accepted:

CIBC WORLD MARKETS, INC.,
    as Lender Representative

By:
Its:

                                   Schedule 1

              Material Contracts, Applications and Other Documents

                                (To Be Attached)

                                   Schedule 2

              Unpaid Development Costs, Cogen Development Advances

                                And Other Amounts

                                (To Be Attached)

                                   Schedule 3

                                GE Turbine Costs

                                (To Be Attached)

                                   Schedule 4

                                 MESC O&M Costs

                                (To Be Attached)

                                   Schedule 5

                              SERI Employee Release

                                (To Be Attached)

                                   Schedule 6

               Form of MESC Project Document Indemnity to Southern

                                (To Be Attached)

                                   Schedule 7

             Form of MESC Excess Loss Account Indemnity to Southern

                                (To Be Attached)




                                   Schedule 8

                         MOBILE ENERGY SERVICES HOLDINGS

                               EXCESS LOSS ACCOUNT

                         Estimated as of August 9, 2000

                                               Plan Approved 2000     Plan Approved 2001
                                               ------------------     -----------------

         ELA as of 12/31/99                   (40,590,000)             (40,590,000)


Plus:    Estimated Taxable Loss 2000          (27,474,273) (1)         (27,474,273)

Minus: Capital Contribution from Southern
               (Maintenance Guarantee)          2,700,000                2,700,000
         Est. Kimberly Clark Settlement        30,500,000
         Est. FMV of Pulpco Option             11,972,100               -----------
                                               ----------

Estimated ELA as of 12/31/00                  (22,892,173)             (65,364,273)

Minus: Est. Kimberly Clark Settlement                                   30,500,000
         Est. FMV of Pulpco Option                                      11,972,100
                                                                       ------------

                                                                       (22,892,173)


(1)      Based on 6 months actual and 6 months projected.  Does not include any severance cost.

                                    Exhibit I

$1,341,316 is owed to MESH pursuant to the Tax Allocation Agreement for tax benefits recognized in 1998, while MESH owes Southern and its affiliates $1,560,281 for taxes paid by Southern on taxable income recognized by MESC in 1999.

Pursuant to the Mill Owner Maintenance Reserve Account Agreement, dated as of August 1, 1995 (the "MOMRA Agreement"), by and among Mobile Energy Services Company, LLC, The Southern Company, Scott Paper Company (both in its capacity as the owner of the Pulp Mill and as the owner of the Tissue Mill) and S.D. Warren Company, Southern agreed to make deposits, in an amount not to exceed $2,000,000 in the aggregate, into a Mill Owner Maintenance Reserve Account, upon the receipt of notice from the Mill Owners. Amounts on deposit in the Mill Owner Maintenance Reserve Account are disbursed at the instructions of the Mill Owners and are to be applied to the certain expenses of MESC. Please note that, notwithstanding the inclusion of this disclosure with respect to the MOMRA Agreement, SEI and SERI do not consider Southern's obligations under the MOMRA Agreement to be a guaranty "provided to MESC."

                                  Attachment A

                      Form of Releases of Southern Parties

                                            RELEASE

         In consideration of the provisions of that certain Amendment No. 1 to MESC Cogeneration Development Agreement, dated as of _______ ___, 2000 (the "Amendment"), amending that certain MESC Cogeneration Development Agreement, dated as of February 9, 2000 (as amended, the "Development Agreement") by and among Southern Energy Resources, Inc. ("SERI"), Southern Energy Inc. ("SEI"), Mobile Energy Services Company, L.L.C. ("MESC") and Mobile Energy Services Holdings, Inc. ("MESH"), and in consideration of the transactions contemplated by the Development Agreement, MESC, on behalf of itself and its predecessor and successor companies, and their respective assigns, does hereby release and forever discharge (i) MESH, SERI, SEI and The Southern Company (collectively, the "Southern Parties"), (ii) the Southern Parties' respective affiliated, related, parent, predecessor, successor, and subsidiary companies past and present other than MESC or MESH (the "Southern Parties' Affiliates"), (iii) the Southern Parties' (other than MESH's) and the Southern Parties Affiliates' respective shareholders, officers, directors, agents, employees, attorneys, advisors, insurers, heirs and assigns (the "Southern Related Parties"), and (iv) any individuals or entities (other than MESH) that were members, officers, directors, agents, employees, attorneys, advisors, insurers, heirs and assigns of MESC or MESH (the "MESC Related Parties") from any and all claims, actions, causes of action, losses, damages, rights, suits, and demands whatsoever, in law or equity, known or unknown, fixed or contingent, liquidated or unliquidated, arising prior to the effective date of the Amendment and arising from or relating to:

         (a) any dividend or distribution, repayment of debt, or other transfer of funds directly or indirectly to any of the Southern Parties prior to the effective date of the Development Agreement from MESC or MESH, including, without limitation, any claim based on fraudulent conveyance, fraudulent transfer, preferential payments, the approval or payment of distributions or dividends, or breach of fiduciary duty, in each case under state or federal law;

         (b) (x) the issuance of (1) the $255,210,000 principal amount of 8.665% First Mortgage Bonds due 2017 issued by MESC (such First Mortgage Bonds, the "First Mortgage Bonds") or (2) the $85,000,000 principal amount of 6.95% Solid Waste Revenue Refunding Bonds (Mobile Energy Services Company, L.L.C. Project) Series 1995 due 2020 issued by the Industrial Development Board of the City of Mobile, Alabama (such Solid Waste Revenue Refunding Bonds, the "IDB Bonds") and (y) the entry by MESC into the Amended and Restated Lease and Agreement dated August 1, 1995, among MESC, MESH and the Industrial Revenue Board of the City of Mobile;

         (c) (x) that certain Debt Service Reserve Account Southern Guaranty Agreement, dated August 1, 1995, entered into by The Southern Company, and (y) that certain Maintenance Plan Funding Subaccount Southern Guaranty Agreement, dated August 1, 1995, entered into by The Southern Company;

         (d) the purchase by MESH of the Energy Complex (as defined in that certain Intercreditor and Collateral Agency Agreement, dated August 1, 1995, to which MESC and MESH are parties (as supplemented, amended, modified or restated through the date hereof, the "Intercreditor Agreement")) and certain related assets from Scott Paper Company in 1994 and the transfer by MESH of its assets to MESC in 1995;

         (e) any filings or disclosures made by MESC or MESH with the Securities and Exchange Commission (the "SEC"), any allegation that additional filings or disclosures should have been made by MESC or MESH with the SEC, or any other claim related to securities issued by MESC or MESH or the IDB Bonds and based upon federal or state securities laws;

         (f) any filings, disclosures, or certificates made by MESC, MESH, SERI, or any of their directors, officers, or employees to the Collateral Agent (as defined in the Intercreditor Agreement), to the Indenture Trustee (as defined in the Intercreditor Agreement), to the Tax-Exempt Indenture Trustee (as defined in the Intercreditor Agreement), or to the Working Capital Facility Provider (as defined in the Intercreditor Agreement);

               (g) any acts or omissions of the Southern Parties, the Southern Parties' Affiliates, the Southern Related Parties, or the MESC Related Parties related to (1) the closure of Kimberly-Clark Tissue Company's ("KCTC") pulp mill in Mobile, Alabama, (2) the pursuit of claims or potential claims against KCTC, (3) the management of MESC or MESH with respect to any of the items identified in paragraphs (a) through (h) of this Release, (4) the retention of advisors to MESH or MESC, (5) efforts to develop new business opportunities for MESC after KCTC's announcement of its intent to close its pulp mill in Mobile, Alabama, (6) the filing of bankruptcy petitions by MESC or MESH, (7) the restructuring of MESC or MESH, (8) the possible investment of additional equity in MESH or MESC by any of the Southern Parties, (9) efforts of MESC to obtain a right to purchase the KCTC pulp mill or certain of its assets; (10) the administration of or negotiation of revisions to MESC's contracts with KCTC or S.D. Warren Alabama, L.L.C. (or its affiliates), (11) efforts to develop a new cogeneration facility to be owned by MESC (or a subsidiary of MESC), (12) the design, procurement, and installation of the number 7 turbine by MESC, (13) any agreements entered into by MESC or SERI with labor unions representing the workers operating MESC's facilities, and (14) SEI's, SERI's, MESH's or MESC's performance or failure to perform any obligation under the Development Agreement to be performed prior to the effective date of the Amendment;

         (h) that certain Income Tax Allocation Agreement, dated as of December 29, 1981, as further amended, among The Southern Company and certain of its subsidiaries; and

         (i) except as hereinafter provided, any claims asserted against Southern, SERI, or SEI by MESC or MESH in their bankruptcy proceedings (if any) and any claims that could have been asserted by MESH or MESC against Southern, SEI or SERI in such bankruptcy proceedings.

         Notwithstanding any of the foregoing, nothing herein shall be deemed to release any claim, demand, action or cause of action that is based on claims of actual fraud, except that the Release shall apply (i) to claims of securities fraud under state or federal law, and (ii) claims of fraudulent conveyance, fraudulent transfer, wrongful payments of dividends or distributions, or breach of fiduciary duty under state or federal law. In addition, nothing herein shall be construed as releasing any right that MESC may have to challenge the compensation to be paid or the expenses to be reimbursed to any attorney or advisor in MESC's or MESH's pending Chapter 11 cases. Furthermore, nothing herein shall be construed as releasing MESC or MESH from any obligations that either of them may have regarding the payment of principal, interest, default interest, or other sums with respect to the First Mortgage Bonds and/or the IDB Bonds, or from any other obligations that MESC, MESH or either of them may owe under the Intercreditor Agreement or under the indentures for the First Mortgage Bonds and/or the IDB Bonds.

         This Release shall not become effective unless and until the U.S. Bankruptcy Court for the Southern District of Alabama has issued an order approving the terms of the Amendment and such order has become effective.

         This Release shall be governed by, and construed in accordance with the laws of the State of New York, without giving effect to its conflict of law rules.

         This Release supersedes any and all prior negotiations and sets forth the full scope of the releases being granted by MESC in connection with the Development Agreement. This Release may not be modified or amended except in a writing signed by MESC, with such Bankruptcy Court approval as may be needed.

         The undersigned represents that (s)he has full authority to execute this Release on behalf of MESC.

         WHEREFORE MESC, acting through its duly authorized representative, has executed this Release on this ___ day of __________, 2000.

                                MOBILE ENERGY SERVICES COMPANY L.L.C.


                                By: _________________________
                                Name:
                                Title:

                                     RELEASE

         In consideration of the provisions of that certain Amendment No. 1 to MESC Cogeneration Development Agreement, dated as of _______ ___, 2000 (the "Amendment"), amending that certain MESC Cogeneration Development Agreement, dated as of February 9, 2000, (as amended, the "Development Agreement") by and among Southern Energy Resources, Inc. ("SERI"), Southern Energy Inc. ("SEI"), Mobile Energy Services Company, L.L.C. ("MESC") and Mobile Energy Services Holdings, Inc. ("MESH"), and in consideration of the transactions contemplated by the Development Agreement, Bankers Trust (Delaware), as collateral agent under that certain Intercreditor and Collateral Agency Agreement, dated August 1, 1995 (as supplemented, amended, modified or restated through the date hereof, the "Intercreditor Agreement") (Bankers Trust (Delaware) in such capacity, the "Collateral Agent"), on behalf of itself and its predecessor and successor companies, and their respective assigns, does hereby release and forever discharge (i) SERI, SEI and The Southern Company (collectively, the "Southern Parties"), (ii) the Southern Parties' respective affiliated, related, parent, predecessor, successor, and subsidiary companies past and present other than MESC or MESH (the "Southern Parties' Affiliates"), (iii) the Southern Parties' and the Southern Parties Affiliates' respective shareholders, officers, directors, agents, employees, attorneys, advisors, insurers, heirs and assigns (the "Southern Related Parties"), and (iv) any individuals or entities (other than MESH) that were members, officers, directors, agents, employees, attorneys, advisors, insurers, heirs and assigns of MESC or MESH (the "MESC Related Parties") from any and all claims, actions, causes of action, losses, damages, rights, suits, and demands whatsoever, in law or equity, known or unknown, fixed or contingent, liquidated or unliquidated, arising prior to the effective date of the Amendment and arising from or relating to:

         (a) any dividend or distribution, repayment of debt, or other transfer of funds directly or indirectly to any of the Southern Parties prior to the effective date of the Development Agreement from MESC or MESH, including, without limitation, any claim based on fraudulent conveyance, fraudulent transfer, preferential payments, the approval or payment of distributions or dividends, or breach of fiduciary duty, in each case under state or federal law;

         (b) (x) the issuance of (1) the $255,210,000 principal amount of 8.665% First Mortgage Bonds due 2017 issued by MESC (such First Mortgage Bonds, the "First Mortgage Bonds") or (2) the $85,000,000 principal amount of 6.95% Solid Waste Revenue Refunding Bonds (Mobile Energy Services Company, L.L.C. Project) Series 1995 due 2020 issued by the Industrial Development Board of the City of Mobile, Alabama (such Solid Waste Revenue Refunding Bonds, the "IDB Bonds") and (y) the entry by MESC into the Amended and Restated Lease and Agreement dated August 1, 1995, among MESC, MESH and the Industrial Revenue Board of the City of Mobile;

         (c) (x) that certain Debt Service Reserve Account Southern Guaranty Agreement, dated August 1, 1995, entered into by The Southern Company, and (y) that certain Maintenance Plan Funding Subaccount Southern Guaranty Agreement, dated August 1, 1995, entered into by The Southern Company;

         (d) the purchase by MESH of the Energy Complex (as defined in the Intercreditor Agreement) and certain related assets from Scott Paper Company in 1994 and the transfer by MESH of its assets to MESC in 1995;

         (e) any filings or disclosures made by MESC or MESH with the Securities and Exchange Commission (the "SEC"), any allegation that additional filings or disclosures should have been made by MESC or MESH with the SEC, or any other claim related to securities issued by MESC or MESH or the IDB Bonds and based upon federal or state securities laws;

         (f) any filings, disclosures, or certificates made by MESC, MESH, SERI, or any of their directors, officers, or employees to the Collateral Agent, to the Indenture Trustee (as defined in the Intercreditor Agreement), to the Tax-Exempt Indenture Trustee (as defined in the Intercreditor Agreement), or to the Working Capital Facility Provider (as defined in the Intercreditor Agreement);

        (g) any acts or omissions of the Southern Parties, the Southern Parties' Affiliates, the Southern Related Parties, or the
                    MESC  Related   Parties   related  to  (1)  the  closure of
                    Kimberly-Clark   Tissue  Company's  ("KCTC")  pulp  mill in
                    Mobile, Alabama, (2) the pursuit of claims or potential claims against KCTC, (3) the management of MESC or MESH with respect to any of the items identified in paragraphs (a) through (h) of this Release, (4) the retention of advisors to MESH or MESC, (5) efforts to develop new business opportunities for MESC after KCTC's announcement of its intent to close its pulp mill in Mobile, Alabama, (6) the filing of bankruptcy petitions by MESC or MESH, (7) the restructuring of MESC or MESH, (8) the possible investment of additional equity in MESH or MESC by any of the Southern Parties, (9) efforts of MESC to obtain a right to purchase the KCTC pulp mill or certain of its assets; (10) the administration of or negotiation of revisions to MESC's contracts with KCTC or S.D. Warren Alabama, L.L.C. (or its affiliates), (11) efforts to develop a new cogeneration facility to be owned by MESC (or a subsidiary of MESC), (12) the design, procurement, and installation of the number 7 turbine by MESC, (13) any agreements entered into by MESC or SERI with labor unions representing the workers operating MESC's facilities, and (14) SEI's, SERI's, MESH's or MESC's performance or failure to perform any obligation under the Development Agreement to be performed prior to the effective date of the Amendment;

         (h) that certain Income Tax Allocation Agreement, dated as of December 29, 1981, as further amended, among The Southern Company and certain of its subsidiaries; and

         (i) except as hereinafter provided, any claims asserted against Southern, SERI, or SEI by MESC or MESH in their bankruptcy proceedings (if any) and any claims that could have been asserted by MESH or MESC against Southern, SEI or SERI in such bankruptcy proceedings.

         Notwithstanding any of the foregoing, nothing herein shall be deemed to release any claim, demand, action or cause of action that is based on claims of actual fraud, except that the Release shall apply (i) to claims of securities fraud under state or federal law, and (ii) claims of fraudulent conveyance, fraudulent transfer, wrongful payments of dividends or distributions, or breach of fiduciary duty under state or federal law. In addition, nothing herein shall be construed as releasing any right that the Collateral Agent may have to challenge the compensation to be paid or the expenses to be reimbursed to any attorney or advisor in MESC's or MESH's pending Chapter 11 cases. Furthermore, nothing herein shall be construed as releasing MESC or MESH from any obligations that either of them may have regarding the payment of principal, interest, default interest, or other sums with respect to the First Mortgage Bonds and/or the IDB Bonds, or from any other obligations that MESC, MESH or either of them may owe under the Intercreditor Agreement or under the indentures for the First Mortgage Bonds and/or the IDB Bonds, including, without limitation, any fees and expenses (including legal fees and expenses) owed thereunder.

         This Release shall not become effective unless and until the U.S. Bankruptcy Court for the Southern District of Alabama has issued an order approving the terms of the Amendment and such order has become effective.

         This Release shall be governed by, and construed in accordance with the laws of the State of New York, without giving effect to its conflict of law rules.

         This Release supersedes any and all prior negotiations and sets forth the full scope of the releases being granted by the Collateral Agent in connection with the Development Agreement. This Release may not be modified or amended except in a writing signed by the Collateral Agent.

         The undersigned represents that (s)he has full authority to execute this Release on behalf of the Collateral Agent.

         WHEREFORE the Collateral Agent, acting through its duly authorized representative, has executed this Release on this ___ day of _________, 2000.

                                            BANKERS TRUST (DELAWARE)


                                            By: _________________________
                                            Name:
                                            Title:

                                     RELEASE

         In consideration of the provisions of that certain Amendment No. 1 to MESC Cogeneration Development Agreement, dated as of _______ ___, 2000 (the "Amendment"), amending that certain MESC Cogeneration Development Agreement, dated as of February 9, 2000 (as amended, the "Development Agreement") by and among Southern Energy Resources, Inc. ("SERI"), Southern Energy Inc. ("SEI"), Mobile Energy Services Company, L.L.C. ("MESC") and Mobile Energy Services Holdings, Inc. ("MESH"), and in consideration of the transactions contemplated by the Development Agreement, MESH, on behalf of itself and its predecessor and successor companies, and their respective assigns, does hereby release and forever discharge (i) SERI, SEI and The Southern Company (collectively, the "Southern Parties"), (ii) the Southern Parties' respective affiliated, related, parent, predecessor, successor, and subsidiary companies past and present other than MESC or MESH (the "Southern Parties' Affiliates"), (iii) the Southern Parties' and the Southern Parties Affiliates' respective shareholders, officers, directors, agents, employees, attorneys, advisors, insurers, heirs and assigns (the "Southern Related Parties"), and (iv) any individuals or entities (other than MESH) that were members, officers, directors, agents, employees, attorneys, advisors, insurers, heirs and assigns of MESC or MESH (the "MESC Related Parties") from any and all claims, actions, causes of action, losses, damages, rights, suits, and demands whatsoever, in law or equity, known or unknown, fixed or contingent, liquidated or unliquidated, arising prior to the effective date of the Amendment and arising from or relating to:

         (a) any dividend or distribution, repayment of debt, or other transfer of funds directly or indirectly to any of the Southern Parties prior to the effective date of the Development Agreement from MESC or MESH, including, without limitation, any claim based on fraudulent conveyance, fraudulent transfer, preferential payments, the approval or payment of distributions or dividends, or breach of fiduciary duty, in each case under state or federal law;

         (b) (x) the issuance of (1) the $255,210,000 principal amount of 8.665% First Mortgage Bonds due 2017 issued by MESC (such First Mortgage Bonds, the "First Mortgage Bonds") or (2) the $85,000,000 principal amount of 6.95% Solid Waste Revenue Refunding Bonds (Mobile Energy Services Company, L.L.C. Project) Series 1995 due 2020 issued by the Industrial Development Board of the City of Mobile, Alabama (such Solid Waste Revenue Refunding Bonds, the "IDB Bonds") and (y) the entry by MESC into the Amended and Restated Lease and Agreement dated August 1, 1995, among MESC, MESH and the Industrial Revenue Board of the City of Mobile;

         (c) (x) that certain Debt Service Reserve Account Southern Guaranty Agreement, dated August 1, 1995, entered into by The Southern Company, and (y) that certain Maintenance Plan Funding Subaccount Southern Guaranty Agreement, dated August 1, 1995, entered into by The Southern Company;

         (d) the purchase by MESH of the Energy Complex (as defined in that certain Intercreditor and Collateral Agency Agreement, dated August 1, 1995, to which MESC and MESH are parties (as supplemented, amended, modified or restated through the date hereof, the "Intercreditor Agreement")) and certain related assets from Scott Paper Company in 1994 and the transfer by MESH of its assets to MESC in 1995;

         (e) any filings or disclosures made by MESC or MESH with the Securities and Exchange Commission (the "SEC"), any allegation that additional filings or disclosures should have been made by MESC or MESH with the SEC, or any other claim related to securities issued by MESC or MESH or the IDB Bonds and based upon federal or state securities laws;

         (f) any filings, disclosures, or certificates made by MESC, MESH, SERI, or any of their directors, officers, or employees to the Collateral Agent (as defined in the Intercreditor Agreement), to the Indenture Trustee (as defined in the Intercreditor Agreement), to the Tax-Exempt Indenture Trustee (as defined in the Intercreditor Agreement), or to the Working Capital Facility Provider (as defined in the Intercreditor Agreement);

        (g) any acts or omissions of the Southern Parties, the Southern Parties' Affiliates, the Southern Related Parties, or the MESC Related Parties related to (1) the closure of Kimberly-Clark Tissue Company's ("KCTC") pulp mill in Mobile, Alabama, (2) the pursuit of claims or potential claims against KCTC, (3) the management of MESC or MESH with respect to any of the items identified in paragraphs (a) through (h) of this Release, (4) the retention of advisors to MESH or MESC, (5) efforts to develop new business opportunities for MESC after KCTC's announcement of its intent to close its pulp mill in Mobile, Alabama, (6) the filing of bankruptcy petitions by MESC or MESH, (7) the restructuring of MESC or MESH, (8) the possible investment of additional equity in MESH or MESC by any of the Southern Parties, (9) efforts of MESC to obtain a right to purchase the KCTC pulp mill or certain of its assets; (10) the administration of or negotiation of revisions to MESC's contracts with KCTC or S.D. Warren Alabama, L.L.C. (or its affiliates), (11) efforts to develop a new cogeneration facility to be owned by MESC (or a subsidiary of MESC), (12) the design, procurement, and installation of the number 7 turbine by MESC, (13) any agreements entered into by MESC or SERI with labor unions representing the workers operating MESC's facilities, and (14) SEI's, SERI's, MESH's or MESC's performance or failure to perform any obligation under the Development Agreement to be performed prior to the effective date of the Amendment;

         (h) that certain Income Tax Allocation Agreement, dated as of December 29, 1981, as further amended, among The Southern Company and certain of its subsidiaries; and

         (i) except as hereinafter provided, any claims asserted against Southern, SERI, or SEI by MESC or MESH in their bankruptcy proceedings (if any) and any claims that could have been asserted by MESH or MESC against Southern, SEI or SERI in such bankruptcy proceedings.

         Notwithstanding any of the foregoing, nothing herein shall be deemed to release any claim, demand, action or cause of action that is based on claims of actual fraud, except that the Release shall apply (i) to claims of securities fraud under state or federal law, and (ii) claims of fraudulent conveyance, fraudulent transfer, wrongful payments of dividends or distributions, or breach of fiduciary duty under state or federal law. In addition, nothing herein shall be construed as releasing any right that MESH may have to challenge the compensation to be paid or the expenses to be reimbursed to any attorney or advisor in MESC's or MESH's pending Chapter 11 cases. Furthermore, nothing herein shall be construed as releasing MESC or MESH from any obligations that either of them may have regarding the payment of principal, interest, default interest, or other sums with respect to the First Mortgage Bonds and/or the IDB Bonds, or from any other obligations that MESC, MESH or either of them may owe under the Intercreditor Agreement or under the indentures for the First Mortgage Bonds and/or the IDB Bonds.

         This Release shall not become effective unless and until the U.S. Bankruptcy Court for the Southern District of Alabama has issued an order approving the terms of the Amendment and such order has become effective.

         This Release shall be governed by, and construed in accordance with the laws of the State of New York, without giving effect to its conflict of law rules.

         This Release supersedes any and all prior negotiations and sets forth the full scope of the releases being granted by MESH in connection with the Development Agreement. This Release may not be modified or amended except in a writing signed by MESH, with such Bankruptcy Court approval as may be needed.

         The undersigned represents that (s)he has full authority to execute this Release on behalf of MESH.

         WHEREFORE MESH, acting through its duly authorized representative, has executed this Release on this ___ day of _________, 2000.

                              MOBILE ENERGY SERVICES HOLDINGS, INC.


                              By: _________________________
                              Name:
                              Title:

                                     RELEASE

         In consideration of the provisions of that certain Amendment No. 1 to MESC Cogeneration Development Agreement, dated as of _______ ___, 2000 (the "Amendment"), amending that certain MESC Cogeneration Development Agreement, dated as of February 9, 2000, (as amended, the "Development Agreement") by and among Southern Energy Resources, Inc. ("SERI"), Southern Energy Inc. ("SEI"), Mobile Energy Services Company, L.L.C. ("MESC") and Mobile Energy Services Holdings, Inc. ("MESH"), and in consideration of the transactions contemplated by the Development Agreement, CS First Boston, in its capacity solely as a holder of certain of the 8.665% First Mortgage Bonds due 2017 issued by MESC and/or certain of the 6.95% Solid Waste Revenue Refunding Bonds (Mobile Energy Services Company, L.L.C. Project) Series 1995 due 2020 issued by the Industrial Development Board of the City of Mobile, Alabama (the "Bondholder"), on behalf of itself and its predecessor and successor companies, and their respective assigns, does hereby release and forever discharge (i) SERI, SEI and The Southern Company (collectively, the "Southern Parties"), (ii) the Southern Parties' respective affiliated, related, parent, predecessor, successor, and subsidiary companies past and present other than MESC or MESH (the "Southern Parties' Affiliates"), (iii) the Southern Parties' and the Southern Parties Affiliates' respective shareholders, officers, directors, agents, employees, attorneys, advisors, insurers, heirs and assigns (the "Southern Related Parties"), and (iv) any individuals or entities (other than MESH) that were members, officers, directors, agents, employees, attorneys, advisors, insurers, heirs and assigns of MESC or MESH (the "MESC Related Parties") from any and all claims, actions, causes of action, losses, damages, rights, suits, and demands whatsoever, in law or equity, known or unknown, fixed or contingent, liquidated or unliquidated, arising prior to the effective date of the Amendment and arising from or relating to:

         (a) any dividend or distribution, repayment of debt, or other transfer of funds directly or indirectly to any of the Southern Parties prior to the effective date of the Development Agreement from MESC or MESH, including, without limitation, any claim based on fraudulent conveyance, fraudulent transfer, preferential payments, the approval or payment of distributions or dividends, or breach of fiduciary duty, in each case under state or federal law;

         (b) the issuance of (1) the $255,210,000 principal amount of 8.665% First Mortgage Bonds due 2017 issued by MESC (such First Mortgage Bonds, the "First Mortgage Bonds") or (2) the $85,000,000 principal amount of 6.95% Solid Waste Revenue Refunding Bonds (Mobile Energy Services Company, L.L.C. Project) Series 1995 due 2020 issued by the Industrial Development Board of the City of Mobile, Alabama (such Solid Waste Revenue Refunding Bonds, the "IDB Bonds") and (y) the entry by MESC into the Amended and Restated Lease and Agreement dated August 1, 1995, among MESC, MESH and the Industrial Revenue Board of the City of Mobile;

         (c) (x) that certain Debt Service Reserve Account Southern Guaranty Agreement, dated August 1, 1995, entered into by The Southern Company, and (y) that certain Maintenance Plan Funding Subaccount Southern Guaranty Agreement, dated August 1, 1995, entered into by The Southern Company;

         (d) the purchase by MESH of the Energy Complex (as defined in that certain Intercreditor and Collateral Agency Agreement, dated August 1, 1995, to which MESC and MESH are parties (as supplemented, amended, modified or restated through the date hereof, the "Intercreditor Agreement")) and certain related assets from Scott Paper Company in 1994 and the transfer by MESH of its assets to MESC in 1995;

         (e) any filings or disclosures made by MESC or MESH with the Securities and Exchange Commission (the "SEC"), any allegation that additional filings or disclosures should have been made by MESC or MESH with the SEC, or any other claim related to securities issued by MESC or MESH or the IDB Bonds and based upon federal or state securities laws;

         (f) any filings, disclosures, or certificates made by MESC, MESH, SERI, or any of their directors, officers, or employees to the Collateral Agent (as defined in the Intercreditor Agreement), to the Indenture Trustee (as defined in the Intercreditor Agreement), to the Tax-Exempt Indenture Trustee (as defined in the Intercreditor Agreement), or to the Working Capital Facility Provider (as defined in the Intercreditor Agreement);

         (g) any acts or omissions of the Southern Parties, the Southern Parties' Affiliates, the Southern Related Parties, or the MESC Related Parties related to (1) the closure of Kimberly-Clark Tissue Company's ("KCTC") pulp mill in Mobile, Alabama, (2) the pursuit of claims or potential claims against KCTC, (3) the management of MESC or MESH with respect to any of the items identified in paragraphs (a) through (h) of this Release, (4) the retention of advisors to MESH or MESC, (5) efforts to develop new business opportunities for MESC after KCTC's announcement of its intent to close its pulp mill in Mobile, Alabama, (6) the filing of bankruptcy petitions by MESC or MESH, (7) the restructuring of MESC or MESH, (8) the possible investment of additional equity in MESH or MESC by any of the Southern Parties, (9) efforts of MESC to obtain a right to purchase the KCTC pulp mill or certain of its assets; (10) the administration of or negotiation of revisions to MESC's contracts with KCTC or S.D. Warren Alabama, L.L.C. (or its affiliates), (11) efforts to develop a new cogeneration facility to be owned by MESC (or a subsidiary of MESC), (12) the design, procurement, and installation of the number 7 turbine by MESC, (13) any agreements entered into by MESC or SERI with labor unions representing the workers operating MESC's facilities, and (14) SEI's, SERI's, MESH's or MESC's performance or failure to perform any obligation under the Development Agreement to be performed prior to the effective date of the Amendment;

         (h) that certain Income Tax Allocation Agreement, dated as of December 29, 1981, as further amended, among The Southern Company and certain of its subsidiaries; and

         (i) except as hereinafter provided, any claims asserted against Southern, SERI, or SEI by MESC or MESH in their bankruptcy proceedings (if any) and any claims that could have been asserted by MESH or MESC against Southern, SEI or SERI in such bankruptcy proceedings.

         Notwithstanding any of the foregoing, nothing herein shall be deemed to release any claim, demand, action or cause of action that is based on claims of actual fraud, except that the Release shall apply (i) to claims of securities fraud under state or federal law, and (ii) claims of fraudulent conveyance, fraudulent transfer, wrongful payments of dividends or distributions, or breach of fiduciary duty under state or federal law. In addition, nothing herein shall be construed as releasing any right that the Bondholder may have to challenge the compensation to be paid or the expenses to be reimbursed to any attorney or advisor in MESC's or MESH's pending Chapter 11 cases. Furthermore, nothing herein shall be construed as releasing MESC or MESH from any obligations that either of them may have regarding the payment of principal, interest, default interest, or other sums with respect to the First Mortgage Bonds and/or the IDB Bonds, or from any other obligations that MESC, MESH or either of them may owe under the Intercreditor Agreement or under the indentures for the First Mortgage Bonds and/or the IDB Bonds, including, without limitation, any fees and expenses (including legal fees and expenses) owed thereunder.

         This Release shall not become effective unless and until the U.S. Bankruptcy Court for the Southern District of Alabama has issued an order approving the terms of the Amendment and such order has become effective.

         This Release shall be governed by, and construed in accordance with the laws of the State of New York, without giving effect to its conflict of law rules.

         This Release supersedes any and all prior negotiations and sets forth the full scope of the releases being granted by the Bondholder in connection with the Development Agreement. This Release may not be modified or amended except in a writing signed by the Bondholder.

         The undersigned represents that (s)he has full authority to execute this Release on behalf of the Bondholder.

         WHEREFORE the Bondholder, acting through its duly authorized representative, has executed this Release on this ____ day of _________, 2000.

                                            CS FIRST BOSTON



                                            By: _________________________
                                            Name:
                                            Title:

                                     RELEASE

         In consideration of the provisions of that certain Amendment No. 1 to MESC Cogeneration Development Agreement, dated as of _______ ___, 2000 (the "Amendment"), amending that certain MESC Cogeneration Development Agreement, dated as of February 9, 2000 (as amended, the "Development Agreement"), by and among Southern Energy Resources, Inc. ("SERI"), Southern Energy Inc. ("SEI"), Mobile Energy Services Company, L.L.C. ("MESC") and Mobile Energy Services Holdings, Inc. ("MESH"), and in consideration of the transactions contemplated by the Development Agreement, Franklin Advisors, Inc., in its capacity solely as a holder of certain of the 8.665% First Mortgage Bonds due 2017 issued by MESC and/or certain of the 6.95% Solid Waste Revenue Refunding Bonds (Mobile Energy Services Company, L.L.C. Project) Series 1995 due 2020 issued by the Industrial Development Board of the City of Mobile, Alabama (the "Bondholder"), on behalf of itself and its predecessor and successor companies, and their respective assigns, does hereby release and forever discharge (i) SERI, SEI and The Southern Company (collectively, the "Southern Parties"), (ii) the Southern Parties' respective affiliated, related, parent, predecessor, successor, and subsidiary companies past and present other than MESC or MESH (the "Southern Parties' Affiliates"), (iii) the Southern Parties' and the Southern Parties Affiliates' respective shareholders, officers, directors, agents, employees, attorneys, advisors, insurers, heirs and assigns (the "Southern Related Parties"), and (iv) any individuals or entities (other than MESH) that were members, officers, directors, agents, employees, attorneys, advisors, insurers, heirs and assigns of MESC or MESH (the "MESC Related Parties") from any and all claims, actions, causes of action, losses, damages, rights, suits, and demands whatsoever, in law or equity, known or unknown, fixed or contingent, liquidated or unliquidated, arising prior to the effective date of the Amendment and arising from or relating to:

         (a) any dividend or distribution, repayment of debt, or other transfer of funds directly or indirectly to any of the Southern Parties prior to the effective date of the Development Agreement from MESC or MESH, including, without limitation, any claim based on fraudulent conveyance, fraudulent transfer, preferential payments, the approval or payment of distributions or dividends, or breach of fiduciary duty, in each case under state or federal law;

         (b) (x) the issuance of (1) the $255,210,000 principal amount of 8.665% First Mortgage Bonds due 2017 issued by MESC (such First Mortgage Bonds, the "First Mortgage Bonds") or (2) the $85,000,000 principal amount of 6.95% Solid Waste Revenue Refunding Bonds (Mobile Energy Services Company, L.L.C. Project) Series 1995 due 2020 issued by the Industrial Development Board of the City of Mobile, Alabama (such Solid Waste Revenue Refunding Bonds, the "IDB Bonds") and (y) the entry by MESC into the Amended and Restated Lease and Agreement dated August 1, 1995, among MESC, MESH and the Industrial Revenue Board of the City of Mobile;

         (c) (x) that certain Debt Service Reserve Account Southern Guaranty Agreement, dated August 1, 1995, entered into by The Southern Company, and (y) that certain Maintenance Plan Funding Subaccount Southern Guaranty Agreement, dated August 1, 1995, entered into by The Southern Company;

         (d) the purchase by MESH of the Energy Complex (as defined in that certain Intercreditor and Collateral Agency Agreement, dated August 1, 1995, to which MESC and MESH are parties (as supplemented, amended, modified or restated through the date hereof, the "Intercreditor Agreement")) and certain related assets from Scott Paper Company in 1994 and the transfer by MESH of its assets to MESC in 1995;

         (e) any filings or disclosures made by MESC or MESH with the Securities and Exchange Commission (the "SEC"), any allegation that additional filings or disclosures should have been made by MESC or MESH with the SEC, or any other claim related to securities issued by MESC or MESH or the IDB Bonds and based upon federal or state securities laws;

         (f) any filings, disclosures, or certificates made by MESC, MESH, SERI, or any of their directors, officers, or employees to the Collateral Agent (as defined in the Intercreditor Agreement), to the Indenture Trustee (as defined in the Intercreditor Agreement), to the Tax-Exempt Indenture Trustee (as defined in the Intercreditor Agreement), or to the Working Capital Facility Provider (as defined in the Intercreditor Agreement);

        (g) any acts or omissions of the Southern Parties, the Southern Parties' Affiliates, the Southern Related Parties, or the
                    MESC  Related   Parties   related  to  (1)  the  closure of
                    Kimberly-Clark   Tissue  Company's  ("KCTC")  pulp  mill in
                    Mobile, Alabama, (2) the pursuit of claims or potential claims against KCTC, (3) the management of MESC or MESH with respect to any of the items identified in paragraphs (a) through (h) of this Release, (4) the retention of advisors to MESH or MESC, (5) efforts to develop new business opportunities for MESC after KCTC's announcement of its intent to close its pulp mill in Mobile, Alabama, (6) the filing of bankruptcy petitions by MESC or MESH, (7) the restructuring of MESC or MESH, (8) the possible investment of additional equity in MESH or MESC by any of the Southern Parties, (9) efforts of MESC to obtain a right to purchase the KCTC pulp mill or certain of its assets; (10) the administration of or negotiation of revisions to MESC's contracts with KCTC or S.D. Warren Alabama, L.L.C. (or its affiliates), (11) efforts to develop a new cogeneration facility to be owned by MESC (or a subsidiary of MESC), (12) the design, procurement, and installation of the number 7 turbine by MESC, (13) any agreements entered into by MESC or SERI with labor unions representing the workers operating MESC's facilities, and (14) SEI's, SERI's, MESH's or MESC's performance or failure to perform any obligation under the Development Agreement to be performed prior to the effective date of the Amendment;

         (h) that certain Income Tax Allocation Agreement, dated as of December 29, 1981, as further amended, among The Southern Company and certain of its subsidiaries; and

         (i) except as hereinafter provided, any claims asserted against Southern, SERI, or SEI by MESC or MESH in their bankruptcy proceedings (if any) and any claims that could have been asserted by MESH or MESC against Southern, SEI or SERI in such bankruptcy proceedings.

         Notwithstanding any of the foregoing, nothing herein shall be deemed to release any claim, demand, action or cause of action that is based on claims of actual fraud, except that the Release shall apply (i) to claims of securities fraud under state or federal law, and (ii) claims of fraudulent conveyance, fraudulent transfer, wrongful payments of dividends or distributions, or breach of fiduciary duty under state or federal law. In addition, nothing herein shall be construed as releasing any right that the Bondholder may have to challenge the compensation to be paid or the expenses to be reimbursed to any attorney or advisor in MESC's or MESH's pending Chapter 11 cases. Furthermore, nothing herein shall be construed as releasing MESC or MESH from any obligations that either of them may have regarding the payment of principal, interest, default interest, or other sums with respect to the First Mortgage Bonds and/or the IDB Bonds, or from any other obligations that MESC, MESH or either of them may owe under the Intercreditor Agreement or under the indentures for the First Mortgage Bonds and/or the IDB Bonds, including, without limitation, any fees and expenses (including legal fees and expenses) owed thereunder.

         This Release shall not become effective unless and until the U.S. Bankruptcy Court for the Southern District of Alabama has issued an order approving the terms of the Amendment and such order has become effective.

         This Release shall be governed by, and construed in accordance with the laws of the State of New York, without giving effect to its conflict of law rules.

         This Release supersedes any and all prior negotiations and sets forth the full scope of the releases being granted by the Bondholder in connection with the Development Agreement. This Release may not be modified or amended except in a writing signed by the Bondholder.

         The undersigned represents that (s)he has full authority to execute this Release on behalf of the Bondholder.

         WHEREFORE the Bondholder, acting through its duly authorized representative, has executed this Release on this ____ day of __________, 2000.

                                            FRANKLIN ADVISORS, INC.



                                            By: _________________________
                                            Name:
                                            Title:

                                     RELEASE

         In consideration of the provisions of that certain Amendment No. 1 to MESC Cogeneration Development Agreement, dated as of _______ ___, 2000 (the "Amendment"), amending that certain MESC Cogeneration Development Agreement, dated as of February 9, 2000, (as amended, the "Development Agreement") by and among Southern Energy Resources, Inc. ("SERI"), Southern Energy Inc. ("SEI"), Mobile Energy Services Company, L.L.C. ("MESC") and Mobile Energy Services Holdings, Inc. ("MESH"), and in consideration of the transactions contemplated by the Development Agreement, First Union National Bank, successor by merger to First Union National Bank of Georgia, as trustee under that certain Amended and Restated Trust Indenture, dated August 1, 1995 by and between the Industrial Development Board of the City of Mobile, Alabama, and First Union National Bank (as supplemented, amended, modified or restated through the date hereof, the "Tax Exempt Trust Indenture") (First Union National Bank in such capacity, the "Tax Exempt Indenture Trustee"), on behalf of itself and its predecessor and successor companies, and their respective assigns, does hereby release and forever discharge (i) SERI, SEI and The Southern Company (collectively, the "Southern Parties"), (ii) the Southern Parties' respective affiliated, related, parent, predecessor, successor, and subsidiary companies past and present other than MESC or MESH (the "Southern Parties' Affiliates"), (iii) the Southern Parties' and the Southern Parties Affiliates' respective shareholders, officers, directors, agents, employees, attorneys, advisors, insurers, heirs and assigns (the "Southern Related Parties"), and (iv) any individuals or entities (other than MESH) that were members, officers, directors, agents, employees, attorneys, advisors, insurers, heirs and assigns of MESC or MESH (the "MESC Related Parties") from any and all claims, actions, causes of action, losses, damages, rights, suits, and demands whatsoever, in law or equity, known or unknown, fixed or contingent, liquidated or unliquidated, arising prior to the effective date of the Amendment and arising from or relating to:

         (a) any dividend or distribution, repayment of debt, or other transfer of funds directly or indirectly to any of the Southern Parties prior to the effective date of the Development Agreement from MESC or MESH, including, without limitation, any claim based on fraudulent conveyance, fraudulent transfer, preferential payments, the approval or payment of distributions or dividends, or breach of fiduciary duty, in each case under state or federal law;

         (b) (x) the issuance of (1) the $255,210,000 principal amount of 8.665% First Mortgage Bonds due 2017 issued by MESC (such First Mortgage Bonds, the "First Mortgage Bonds") or (2) the $85,000,000 principal amount of 6.95% Solid Waste Revenue Refunding Bonds (Mobile Energy Services Company, L.L.C. Project) Series 1995 due 2020 issued by the Industrial Development Board of the City of Mobile, Alabama (such Solid Waste Revenue Refunding Bonds, the "IDB Bonds") and (y) the entry by MESC into the Amended and Restated Lease and Agreement dated August 1, 1995, among MESC, MESH and the Industrial Revenue Board of the City of Mobile;

                   (c) (x) that certain Debt Service Reserve Account Southern Guaranty Agreement, dated August 1, 1995, entered into by The Southern Company, and (y) that certain Maintenance Plan Funding Subaccount Southern Guaranty Agreement, dated August 1, 1995, entered into by The Southern Company;

         (d) the purchase by MESH of the Energy Complex (as defined in the Tax Exempt Trust Indenture) and certain related assets from Scott Paper Company in 1994 and the transfer by MESH of its assets to MESC in 1995;

         (e) any filings or disclosures made by MESC or MESH with the Securities and Exchange Commission (the "SEC"), any allegation that additional filings or disclosures should have been made by MESC or MESH with the SEC, or any other claim related to securities issued by MESC or MESH or the IDB Bonds and based upon federal or state securities laws;

         (f) any filings, disclosures, or certificates made by MESC, MESH, SERI, or any of their directors, officers, or employees to the Collateral Agent (as defined in the Tax Exempt Trust Indenture), to the Indenture Trustee (as defined in the Tax Exempt Trust Indenture), to the Tax-Exempt Indenture Trustee, or to the Working Capital Facility Provider (as defined in the Tax Exempt Trust Indenture);

        (g) any acts or omissions of the Southern Parties, the Southern Parties' Affiliates, the Southern Related Parties, or the
                    MESC  Related   Parties   related  to  (1)  the  closure of
                    Kimberly-Clark   Tissue  Company's  ("KCTC")  pulp mill  in
                    Mobile, Alabama, (2) the pursuit of claims or potential claims against KCTC, (3) the management of MESC or MESH with respect to any of the items identified in paragraphs (a) through (h) of this Release, (4) the retention of advisors to MESH or MESC, (5) efforts to develop new business opportunities for MESC after KCTC's announcement of its intent to close its pulp mill in Mobile, Alabama, (6) the filing of bankruptcy petitions by MESC or MESH, (7) the restructuring of MESC or MESH, (8) the possible investment of additional equity in MESH or MESC by any of the Southern Parties, (9) efforts of MESC to obtain a right to purchase the KCTC pulp mill or certain of its assets; (10) the administration of or negotiation of revisions to MESC's contracts with KCTC or S.D. Warren Alabama, L.L.C. (or its affiliates), (11) efforts to develop a new cogeneration facility to be owned by MESC (or a subsidiary of MESC), (12) the design, procurement, and installation of the number 7 turbine by MESC, (13) any agreements entered into by MESC or SERI with labor unions representing the workers operating MESC's facilities, and (14) SEI's, SERI's, MESH's or MESC's performance or failure to perform any obligation under the Development Agreement to be performed prior to the effective date of the Amendment;

         (h) that certain Income Tax Allocation Agreement, dated as of December 29, 1981, as further amended, among The Southern Company and certain of its subsidiaries; and

         (i) except as hereinafter provided, any claims asserted against Southern, SERI, or SEI by MESC or MESH in their bankruptcy proceedings (if any) and any claims that could have been asserted by MESH or MESC against Southern, SEI or SERI in such bankruptcy proceedings.

         Notwithstanding any of the foregoing, nothing herein shall be deemed to release any claim, demand, action or cause of action that is based on claims of actual fraud, except that the Release shall apply (i) to claims of securities fraud under state or federal law, and (ii) claims of fraudulent conveyance, fraudulent transfer, wrongful payments of dividends or distributions, or breach of fiduciary duty under state or federal law. In addition, nothing herein shall be construed as releasing any right that the Tax Exempt Indenture Trustee may have to challenge the compensation to be paid or the expenses to be reimbursed to any attorney or advisor in MESC's or MESH's pending Chapter 11 cases. Furthermore, nothing herein shall be construed as releasing MESC or MESH from any obligations that either of them may have regarding the payment of principal, interest, default interest, or other sums with respect to the First Mortgage Bonds and/or the IDB Bonds, or from any other obligations that MESC, MESH or either of them may owe under the Intercreditor Agreement or under the indentures for the First Mortgage Bonds and/or the IDB Bonds, including, without limitation, any fees and expenses (including legal fees and expenses) owed thereunder.

         This Release shall not become effective unless and until the U.S. Bankruptcy Court for the Southern District of Alabama has issued an order approving the terms of the Amendment and such order has become effective.

         This Release shall be governed by, and construed in accordance with the laws of the State of New York, without giving effect to its conflict of law rules.

         This Release supersedes any and all prior negotiations and sets forth the full scope of the releases being granted by the Tax Exempt Indenture Trustee in connection with the Development Agreement. This Release may not be modified or amended except in a writing signed by the Tax Exempt Indenture Trustee.

         The undersigned represents that (s)he has full authority to execute this Release on behalf of the Tax Exempt Indenture Trustee.

         WHEREFORE the Tax Exempt Indenture Trustee, acting through its duly authorized representative, has executed this Release on this ____ day of ___________, 2000.

                                            FIRST UNION NATIONAL BANK, successor
                                            by merger to FIRST UNION NATIONAL
                                            BANK OF GEORGIA, as trustee under
                                            the Tax Exempt Trust Indenture

                                            By: _________________________
                                            Name:
                                            Title:

                                     RELEASE

         In consideration of the provisions of that certain Amendment No. 1 to MESC Cogeneration Development Agreement, dated as of _______ ___, 2000 (the "Amendment"), amending that certain MESC Cogeneration Development Agreement, dated as of February 9, 2000, (as amended, the "Development Agreement") by and among Southern Energy Resources, Inc. ("SERI"), Southern Energy Inc. ("SEI"), Mobile Energy Services Company, L.L.C. ("MESC") and Mobile Energy Services Holdings, Inc. ("MESH"), and in consideration of the transactions contemplated by the Development Agreement, First Union National Bank, successor by merger to First Union National Bank of Georgia, as trustee under that certain Trust Indenture, dated August 1, 1995 (as supplemented, amended, modified or restated through the date hereof, the "Trust Indenture") (First Union National Bank in such capacity, the "Indenture Trustee"), on behalf of itself and its predecessor and successor companies, and their respective assigns, does hereby release and forever discharge (i) SERI, SEI and The Southern Company (collectively, the "Southern Parties"), (ii) the Southern Parties' respective affiliated, related, parent, predecessor, successor, and subsidiary companies past and present other than MESC or MESH (the "Southern Parties' Affiliates"), (iii) the Southern Parties' and the Southern Parties Affiliates' respective shareholders, officers, directors, agents, employees, attorneys, advisors, insurers, heirs and assigns (the "Southern Related Parties"), and (iv) any individuals or entities (other than MESH) that were members, officers, directors, agents, employees, attorneys, advisors, insurers, heirs and assigns of MESC or MESH (the "MESC Related Parties") from any and all claims, actions, causes of action, losses, damages, rights, suits, and demands whatsoever, in law or equity, known or unknown, fixed or contingent, liquidated or unliquidated, arising prior to the effective date of the Amendment and arising from or relating to:

         (a) any dividend or distribution, repayment of debt, or other transfer of funds directly or indirectly to any of the Southern Parties prior to the effective date of the Development Agreement from MESC or MESH, including, without limitation, any claim based on fraudulent conveyance, fraudulent transfer, preferential payments, the approval or payment of distributions or dividends, or breach of fiduciary duty, in each case under state or federal law;

         (b) (x) the issuance of (1) the $255,210,000 principal amount of 8.665% First Mortgage Bonds due 2017 issued by MESC (such First Mortgage Bonds, the "First Mortgage Bonds") or (2) the $85,000,000 principal amount of 6.95% Solid Waste Revenue Refunding Bonds (Mobile Energy Services Company, L.L.C. Project) Series 1995 due 2020 issued by the Industrial Development Board of the City of Mobile, Alabama (such Solid Waste Revenue Refunding Bonds, the "IDB Bonds") and (y) the entry by MESC into the Amended and Restated Lease and Agreement dated August 1, 1995, among MESC, MESH and the Industrial Revenue Board of the City of Mobile;

         (c) (x) that certain Debt Service Reserve Account Southern Guaranty Agreement, dated August 1, 1995, entered into by The Southern Company, and (y) that certain Maintenance Plan Funding Subaccount Southern Guaranty Agreement, dated August 1, 1995, entered into by The Southern Company;

         (d) the purchase by MESH of the Energy Complex (as defined in the Trust Indenture) and certain related assets from Scott Paper Company in 1994 and the transfer by MESH of its assets to MESC in 1995;

         (e) any filings or disclosures made by MESC or MESH with the Securities and Exchange Commission (the "SEC"), any allegation that additional filings or disclosures should have been made by MESC or MESH with the SEC, or any other claim related to securities issued by MESC or MESH or the IDB Bonds and based upon federal or state securities laws;

         (f) any filings, disclosures, or certificates made by MESC, MESH, SERI, or any of their directors, officers, or employees to the Collateral Agent (as defined in the Trust Indenture), to the Indenture Trustee, to the Tax-Exempt Indenture Trustee (as defined in the Trust Indenture), or to the Working Capital Facility Provider (as defined in the Trust Indenture);

        (g) any acts or omissions of the Southern Parties, the Southern Parties' Affiliates, the Southern Related Parties, or the MESC Related Parties related to (1) the closure of Kimberly-Clark Tissue Company's ("KCTC") pulp mill in Mobile, Alabama, (2) the pursuit of claims or potential claims against KCTC, (3) the management of MESC or MESH with respect to any of the items identified in paragraphs (a) through (h) of this Release, (4) the retention of advisors to MESH or MESC, (5) efforts to develop new business opportunities for MESC after KCTC's announcement of its intent to close its pulp mill in Mobile, Alabama, (6) the filing of bankruptcy petitions by MESC or MESH, (7) the restructuring of MESC or MESH, (8) the possible investment of additional equity in MESH or MESC by any of the Southern Parties, (9) efforts of MESC to obtain a right to purchase the KCTC pulp mill or certain of its assets; (10) the administration of or negotiation of revisions to MESC's contracts with KCTC or S.D. Warren Alabama, L.L.C. (or its affiliates), (11) efforts to develop a new cogeneration facility to be owned by MESC (or a subsidiary of MESC), (12) the design, procurement, and installation of the number 7 turbine by MESC, (13) any agreements entered into by MESC or SERI with labor unions representing the workers operating MESC's facilities, and (14) SEI's, SERI's, MESH's or MESC's performance or failure to perform any obligation under the Development Agreement to be performed prior to the effective date of the Amendment;

         (h) that certain Income Tax Allocation Agreement, dated as of December 29, 1981, as further amended, among The Southern Company and certain of its subsidiaries; and

         (i) except as hereinafter provided, any claims asserted against Southern, SERI, or SEI by MESC or MESH in their bankruptcy proceedings (if any) and any claims that could have been asserted by MESH or MESC against Southern, SEI or SERI in such bankruptcy proceedings.

         Notwithstanding any of the foregoing, nothing herein shall be deemed to release any claim, demand, action or cause of action that is based on claims of actual fraud, except that the Release shall apply (i) to claims of securities fraud under state or federal law, and (ii) claims of fraudulent conveyance, fraudulent transfer, wrongful payments of dividends or distributions, or breach of fiduciary duty under state or federal law. In addition, nothing herein shall be construed as releasing any right that the Indenture Trustee may have to challenge the compensation to be paid or the expenses to be reimbursed to any attorney or advisor in MESC's or MESH's pending Chapter 11 cases. Furthermore, nothing herein shall be construed as releasing MESC or MESH from any obligations that either of them may have regarding the payment of principal, interest, default interest, or other sums with respect to the First Mortgage Bonds and/or the IDB Bonds, or from any other obligations that MESC, MESH or either of them may owe under the Intercreditor Agreement or under the indentures for the First Mortgage Bonds and/or the IDB Bonds, including, without limitation, any fees and expenses (including legal fees and expenses) owed thereunder.

         This Release shall not become effective unless and until the U.S. Bankruptcy Court for the Southern District of Alabama has issued an order approving the terms of the Amendment and such order has become effective.

         This Release shall be governed by, and construed in accordance with the laws of the State of New York, without giving effect to its conflict of law rules.

         This Release supersedes any and all prior negotiations and sets forth the full scope of the releases being granted by the Indenture Trustee in connection with the Development Agreement. This Release may not be modified or amended except in a writing signed by the Indenture Trustee.

         The undersigned represents that (s)he has full authority to execute this Release on behalf of the Indenture Trustee.

         WHEREFORE the Indenture Trustee, acting through its duly authorized representative, has executed this Release on this ___ day of ___________, 2000.

                                            FIRST UNION NATIONAL BANK, successor
                                            by merger to FIRST UNION NATIONAL
                                            BANK OF GEORGIA, as trustee under
                                            the Trust Indenture

                                            By: _________________________
                                            Name:
                                            Title:

                                  Attachment B

                  Form of Releases of MESC/ Bondholder Parties

                                     RELEASE

         In consideration of the provisions of that certain Amendment No. 1 to MESC Cogeneration Development Agreement, dated as of _______ ___, 2000 (the "Amendment"), amending that certain MESC Cogeneration Development Agreement, dated as of February 9, 2000, (as amended, the "Development Agreement") by and among Southern Energy Resources, Inc. ("SERI"), Southern Energy Inc. ("SEI"), Mobile Energy Services Company, L.L.C. ("MESC") and Mobile Energy Services Holdings, Inc. ("MESH"), and in consideration of the transactions contemplated by the Development Agreement, each of SERI, SEI and The Southern Company ("Southern" and, together with SERI and SEI, the "Southern Parties"), on behalf of itself and its predecessor and successor companies, and their respective assigns, does hereby release and forever discharge (i) (1) MESC, (2) MESH, (3) CS First Boston, in its capacity solely as a holder of certain of the 8.665% First Mortgage Bonds due 2017 issued by MESC and/or certain of the 6.95% Solid Waste Revenue Refunding Bonds (Mobile Energy Services Company, L.L.C. Project) Series 1995 due 2020 issued by the Industrial Development Board of the City of Mobile, Alabama ("CS First Boston"), (4) Franklin Advisors, Inc., in its capacity solely as a holder of certain of the 8.665% First Mortgage Bonds due 2017 issued by MESC and/or certain of the 6.95% Solid Waste Revenue Refunding Bonds (Mobile Energy Services Company, L.L.C. Project) Series 1995 due 2020 issued by the Industrial Development Board of the City of Mobile, Alabama ("Franklin Advisors"), (5) Bankers Trust (Delaware), as collateral agent under that certain Intercreditor and Collateral Agency Agreement, dated August 1, 1995 (as supplemented, amended, modified or restated through the date hereof, the "Intercreditor Agreement") (Bankers Trust (Delaware) in such capacity, the "Collateral Agent"), (6) First Union National Bank, successor by merger to First Union National Bank of Georgia, as trustee under that certain Amended and Restated Trust Indenture, dated August 1, 1995 by and between the Industrial Development Board of the City of Mobile, Alabama, and First Union National Bank with respect to certain 6.95% Solid Waste Revenue Refunding Bonds (Mobile Energy Services Company, L.L.C. Project) Series 1995 due 2020 (as supplemented, amended, modified or restated through the date hereof, the "Tax Exempt Trust Indenture") (First Union National Bank in such capacity, the "Tax Exempt Indenture Trustee"), and (7) First Union National Bank, successor by merger to First Union National Bank of Georgia, as trustee under that certain Trust Indenture, dated August 1, 1995 with respect to certain 8.665% First Mortgage Bonds due 2017 issued by MESC (as supplemented, amended, modified or restated through the date hereof, the "Trust Indenture") (First Union National Bank in such capacity, the "Indenture Trustee") (the parties listed in the foregoing clauses (1) through (7) being referred to collectively herein as the "Non-Southern Parties"), (ii) the Non-Southern Parties' respective affiliated, related, parent, predecessor, successor, and subsidiary companies past and present (the "Non-Southern Parties' Affiliates"), and (iii) the Non-Southern Parties' and the Non-Southern Parties' Affiliates' respective shareholders, officers, directors, agents, employees, attorneys, advisors, insurers, heirs and assigns (the "Non-Southern Related Parties"), from any and all claims, actions, causes of action, losses, damages, rights, suits, and demands whatsoever, in law or equity, known or unknown, fixed or contingent, liquidated or unliquidated, arising prior to the effective date of the Amendment and arising from or relating to:

         (a) any payment, loan, or other transfer of funds made by or on behalf of the Southern Parties (or any of them) to MESC, MESH, the Collateral Agent, the Indenture Trustee or the Tax Exempt Indenture Trustee ;

         (b) except as hereinafter provided, any services, equipment or property provided by the Southern Parties (or any of them) to MESC or MESH;

         (c) except as hereinafter provided, any debt incurred by MESC or MESH pursuant to any agreement with the Southern Parties;

         (d) any repayment of debt, or other transfer of funds directly or indirectly to any of the Non-Southern Parties prior to the effective date of the Amendment from MESC or MESH, including, without limitation, any claim based on fraudulent conveyance, fraudulent transfer, preferential payments, the approval or payment of distributions or dividends, or breach of fiduciary duty, in each case under state or federal law;

         (e) (x) the issuance of (1) the $255,210,000 principal amount of 8.665% First Mortgage Bonds due 2017 issued by MESC (such First Mortgage Bonds, the "First Mortgage Bonds") or (2) the $85,000,000 principal amount of 6.95% Solid Waste Revenue Refunding Bonds (Mobile Energy Services Company, L.L.C. Project) Series 1995 due 2020 issued by the Industrial Development Board of the City of Mobile, Alabama (such Solid Waste Revenue Refunding Bonds, the "IDB Bonds") and (y) the entry by MESC into the Amended and Restated Lease and Agreement dated August 1, 1995, among MESC, MESH and the Industrial Revenue Board of the City of Mobile;

         (f) the performance by the Collateral Agent of any of its duties and responsibilities under the Intercreditor Agreement;

         (g) the performance by the Indenture Trustee and/or the Tax Exempt Indenture Trustee of any of the duties and responsibilities under the Trust Indenture and/or the Tax Exempt Trust Indenture;

         (h) (x) that certain Debt Service Reserve Account Southern Guaranty Agreement, dated August 1, 1995, entered into by The Southern Company, and any payments made pursuant thereto, and
                   (y) that certain Maintenance Plan Funding Subaccount Southern Guaranty Agreement, dated August 1, 1995, entered into by The Southern Company, and any payments made pursuant thereto;

        (i) any acts or omissions of the Non-Southern Parties, the Non-Southern Parties' Affiliates, or the Non- Southern Related Parties related to (1) the closure of Kimberly-Clark Tissue Company's ("KCTC") pulp mill in Mobile, Alabama, (2) the pursuit of claims or potential claims against KCTC, (3) the management of MESC or MESH with respect to any of the items identified in paragraphs (a) through (k) of this Release, (4) the retention of advisors to MESH or MESC, (5) efforts to develop new business opportunities for MESC after KCTC's announcement of its intent to close its pulp mill in Mobile, Alabama, (6) the restructuring of MESC or MESH, (7) the possible investment of additional equity in MESH or MESC by any of the Southern Parties, (8) efforts of MESC to obtain a right to purchase the KCTC pulp mill or certain of its assets; (9) the administration of or negotiation of revisions to MESC's contracts with KCTC or S.D. Warren Alabama, L.L.C.(or its affiliates), (10) efforts to develop a new cogeneration facility to be owned by MESC (or a subsidiary of MESC), (11) the design, procurement, and installation of the number 7 turbine by MESC, and (12) MESC's or MESH's performance or failure to perform any obligation under the Development Agreement to be performed prior to the effective date of the Amendment;

         (j) that certain Income Tax Allocation Agreement, dated as of December 29, 1981, as further amended, among The Southern Company and certain of its subsidiaries; and

         (k) except as hereinafter provided, any claims asserted by Southern, SERI, or SEI in the bankruptcy proceedings of MESH or MESC or any claims that could have been asserted by Southern, SERI or SEI in such bankruptcy proceedings.

         Notwithstanding any of the foregoing, nothing herein shall be deemed to release any claims of the Southern Parties that arise under, relate to, or are to be paid under (i) the terms of the Development Agreement (or any indemnity agreement provided for in the Development Agreement), (ii) the Letter of Credit Procurement Agreement executed as of March 15, 2001 between MESC and SERI, (iii) the terms of the Facility Operations and Maintenance Agreement between MESC (as assignee of MESH) and SERI dated December 12, 1994, as amended; (iv) the Mill Owner Maintenance Reserve Account Agreement dated August 1, 1995, among MESC, KCTC (as successor to Scott Paper Company), and S.D. Warren Alabama, L.L.C. (as assignee of S.D. Warren Company), or (v ) the Environmental Guaranty dated December 12, 1994, made by Southern to KCTC (as successor to Scott Paper Company) and S.D. Warren Alabama L.L.C. (as assignee of S.D. Warren Company). Furthermore, nothing herein shall be deemed to release any claim, demand, action or cause of action that is based on claims of actual fraud, except that the Release shall apply (i) to claims of securities fraud under state or federal law, and (ii) claims of fraudulent conveyance, fraudulent transfer, wrongful payments of dividends or distributions, or breach of fiduciary duty under state or federal law. In addition, nothing herein shall be construed as releasing any right that the Southern Parties may have to challenge the compensation to be paid or the expenses to be reimbursed to any attorney or advisor in MESC's or MESH's pending Chapter 11 cases.

         This Release shall not become effective unless and until the U.S. Bankruptcy Court for the Southern District of Alabama has issued an order approving the terms of the Amendment and such order has become effective.

         This Release shall be governed by, and construed in accordance with the laws of the State of New York, without giving effect to its conflict of law rules.

         This Release supersedes any and all prior negotiations and sets forth the full scope of the releases being granted by the Southern Parties in connection with the Development Agreement. This Release may not be modified or amended except in a writing signed by the particular Southern Party that is to be bound by the modification or amendment.

         Each of the undersigned represents that (s)he has full authority to execute this Release on behalf of the respective Southern Party.

         WHEREFORE each of Southern, SERI and SEI, acting through its duly authorized representative, has executed this Release on this ____ day of _________, 2000.

                                            THE SOUTHERN COMPANY



                                            By: _________________________
                                            Name:
                                            Title:

                                            SOUTHERN ENERGY RESOURCES, INC.



                                            By: _________________________
                                            Name:
                                            Title:


                                            SOUTHERN ENERGY, INC.



                                            By: _________________________
                                            Name:
                                            Title: